                           Registration No. 33-82060

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        Post-Effective Amendment No. 3
                                      to
                                   Form S-6

                     FOR REGISTRATION UNDER THE SECURITIES
                         ACT OF 1933 OF SECURITIES OF
                       UNIT INVESTMENT TRUSTS REGISTERED
                                ON FORM N-8B-2

A.   Exact name of Trust:    MML Bay State Variable Life Separate Account I

B.   Name of Depositor:      MML Bay State Life Insurance Company

C.   Complete address of     1295 State Street
     Depositor's principal   Springfield, MA  01111
     executive offices:

It is proposed that this filing will become effective (check appropriate box)

             immediately upon filing pursuant to paragraph (b) of Rule 485.
   -----

     X       on May 1, 1998  pursuant to paragraph (b) of Rule 485.
   -----
             60 days after filing pursuant to paragraph (a) of Rule 485.
   -----
             on (date) pursuant to paragraph (a) of Rule 485.
   -----



-----------------------------
STATEMENT PURSUANT TO RULE 24F-2

The Registrant has registered an indefinite number or amount of its variable life insurance contracts under the Securities Act of 1933 pursuant to Rule 24F-2 under the Investment Company Act of 1940. The Rule 24F-2 Notice for Registrant's fiscal year ending December 31, 1997 was filed on March 20, 1998.

                       CROSS REFERENCE TO ITEMS REQUIRED
                                BY FORM N-8B-2

Item No. of
Form N-8B-2          Caption
-----------          -------

    1                Cover Page; Glossary; The Separate Account

    2                Cover Page; MML Bay State and the Separate Account

    3                Investment Advisors and the Portfolio Managers

    4                Sales and Other Agreements

    5                MML Bay State and the Separate Account

    6                MML Bay State and the Separate Account

    7                Not Applicable

    8                Not Applicable

    9                Legal Proceedings

    10 Cover Page; Summary of the Policy; Detailed Information about the Policy; Flexibility to Adjust the Amount of Death Benefit; Transfers; Surrender of the Policy; Withdrawal of Cash Surrender Value; Death Benefit; Voting Rights

    11               MML Bay State and the Separate Account

    12               MML Bay State and the Separate Account; Sales and Other
                     Agreements

    13               MML Bay State and the Separate Account; Charges and
                     Deductions

    14 Summary of the Policy; MML Bay State and the Separate Account; Detailed Information About the Policy; The Investment Advisors and Portfolio Managers; MML Bay State and the Separate Account; Surrender Charges; Other Charges; Sales and Other Agreements

    15               Summary of the Policy; Detailed Information About the
                     Policy

    16 Summary of the Policy; MML Bay State and the Separate Account; Detailed Information About the Policy

    17 Summary of the Policy; Account Value and Cash Surrender Value; Withdrawal Fee

    18               MML Bay State and the Separate Account

    19               Service Agreement; Records and Reports

    20               Not Applicable

    21               Summary of the Policy; Policy Loan Privilege

    22               Not Applicable

    23               Bonding Arrangement

    24               Limits on Our Right to Challenge the Policy; Suicide;
                     Misstatement of Age or Sex; Assignment; Beneficiary; Our Rights; MML Bay State and the Separate Account

    25               Detailed Information About the Policy

    26               Not Applicable

    27               Detailed Information About the Policy

                       CROSS REFERENCE TO ITEMS REQUIRED
                                BY FORM N-8B-2

Item No. of
Form N-8B-2          Caption
-----------          -------

    28               Directors and Executive Officers of MML Bay State

    29               MML Bay State and the Separate Account

    30               Not Applicable

    31               Not Applicable

    32               Not Applicable

    33               Not Applicable

    34               Not Applicable

    35               Detailed Information about the Policy

    36               Not Applicable

    37               Not Applicable

    38               Sales and Other Agreements

    39               Sales and Other Agreements

    40               Sales and Other Agreements

    41               Sales and Other Agreements

    42               Not Applicable

    43               Sales and Other Agreements

    44               MML Bay State and the Separate Account; Charges for
                     Federal Income Tax;

    45               Not Applicable

    46               MML Bay State and the Separate Account

    47               MML Bay State and the Separate Account

    48               MML Bay State and the Separate Account

    49               Not Applicable

    50               MML Bay State and the Separate Account

    51               Cover Page; Detailed Information About the Policy

    52               MML Bay State and the Separate Account; Reservation of
                     Rights

    53               Federal Income Tax Considerations

    54               Not Applicable

    55               Not Applicable

    56               Not Applicable

    57               Not Applicable

    58               Not Applicable

    59               Report of Independent Accountants and Financial Statements

           FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICIES*

                                   ISSUED BY

                     MML BAY STATE LIFE INSURANCE COMPANY

This Prospectus describes a flexible premium variable whole life insurance policy (the "Policy") offered by MML Bay State Life Insurance Company ("MML Bay State"). The Policy, for so long as it remains in force, provides lifetime insurance protection on the Insured named in the Policy. The Policy is designed to provide maximum flexibility in connection with premium payments and Death Benefits by permitting the Policyowner, subject to certain restrictions, to vary the frequency and amount of Planned Premium Payments and to increase or decrease the Death Benefit payable under the Policy. This flexibility allows a Policyowner to provide for changing insurance needs under a single insurance policy. A Policy may also be surrendered for its Cash Surrender Value.

The Policyowner may allocate Net Premiums and Account Value among the divisions (the "Divisions") of the designated segment of MML Bay State Variable Life Separate Account I (the "Separate Account") and a Guaranteed Principal Account (the "GPA"). The assets of each Division will be used to purchase, at net asset value, shares of a designated investment fund. Currently, the available funds include the following funds of either MML Series Investment Fund (the "MML Trust") or Oppenheimer Variable Account Funds (the "Oppenheimer Trust"):

             MML Trust:                       Oppenheimer Trust:
             ---------                        -----------------

             MML Equity Fund                  Oppenheimer Aggressive Growth Fund

             MML Money Market Fund            Oppenheimer Global Securities Fund
             MML Managed Bond Fund            Oppenheimer Growth Fund
             MML Blend Fund                   Oppenheimer Strategic Bond Fund

The Policyowner bears the investment risk of any Account Value allocated to the Separate Account. The Death Benefit may, and the Cash Surrender Value will, vary up and down depending on the investment performance of the Divisions. While there is no guaranteed minimum Cash Surrender Value for funds invested in the Separate Account, a Policy's Death Benefit will never be less than the Selected Face Amount less any Policy Debt and any unpaid Monthly Charges. Furthermore, the Policy will not lapse provided there are sufficient funds available to pay certain monthly charges.

All Policies are serviced through MML Bay State's Principal Administrative Office, located at 1295 State Street, Springfield, Massachusetts 01111-0001. The telephone number is (413) 788-8411.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE PROSPECTUSES FOR MML SERIES INVESTMENT FUND AND OPPENHEIMER VARIABLE ACCOUNT FUNDS.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FURTHER REFERENCE.

THE PURPOSE OF THE POLICY WE ARE OFFERING IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY OF A POLICY. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR TO OR COMPARABLE WITH A MUTUAL FUND'S SYSTEMATIC INVESTMENT PLAN.

REPLACING EXISTING INSURANCE WITH THE POLICY DESCRIBED IN THIS PROSPECTUS MAY NOT BE TO YOUR ADVANTAGE.

This Prospectus does not constitute an offer of, or solicitation of, an offer to acquire any interest or participation in the flexible premium variable life insurance policies offered by this Prospectus in any jurisdiction to anyone to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

                  The date of this Prospectus is May 1, 1998.


* Title may vary in some jurisdictions.


Table Of Contents                                                           Page
Definition Of Terms .......................................................    4

I. SUMMARY OF THE POLICY ..................................................    6
The Policy ................................................................    6
The Separate Account and the Guaranteed Principal Account .................    6
Availability of the Policy ................................................    6
The Death Benefit .........................................................    6
Flexibility to Adjust the Amount of Death Benefit .........................    6
Premium Features ..........................................................    7
Transfers .................................................................    7
Charges and Deductions ....................................................    7
- Deductions from Premiums ................................................    7
- Monthly Charges .........................................................    7
- Surrender Charge ........................................................    8
- Administrative Surrender Charge .........................................    8
- Sales Load Surrender Charge .............................................    8
- Mortality and Expense Risk Charge .......................................    8
- Other Charges ...........................................................    8
Policy Loan Privilege .....................................................    8
Surrender of the Policy ...................................................    8
Withdrawal of Cash Surrender Value ........................................    8

II.INFORMATION ABOUT MML BAY STATE AND THE SEPARATE ACCOUNT ...............    8
MML Bay State and MassMutual ..............................................    8
OppenheimerFunds, Inc .....................................................    9
The Separate Account ......................................................    9
MML Trust and Oppenheimer Trust ...........................................    9
- MML Equity Fund .........................................................   10
- MML Money Market Fund ...................................................   10
- MML Managed Bond Fund ...................................................   10
- MML Blend Fund ..........................................................   10
- Oppenheimer Aggressive Growth Fund ......................................   10
- Oppenheimer Global Securities Fund ......................................   10
- Oppenheimer Growth Fund .................................................   11
- Oppenheimer Strategic Bond Fund .........................................   11
The Investment Advisers and Portfolio Managers ............................   11
- Rates of Return .........................................................   11
- Tables I, II and III ....................................................   12
- Table IV ................................................................   13
Performance Illustration ..................................................   14
- Table V .................................................................   14
- Tables VI and VII .......................................................   15
- Tables VIII and IX ......................................................   16
- Tables X through XII ....................................................   17

III. DETAILED INFORMATION ABOUT THE POLICY
Availability of Policy ....................................................   18
Unisex Policies ...........................................................   18
Death Benefit .............................................................   18
- Death Benefit Options ...................................................   18
- Minimum Face Amount .....................................................   18
- Examples ................................................................   18
- Changes in Death Benefit Option .........................................   19
- Changes in Selected Face Amount .........................................   19
- Increases in Selected Face Amount .......................................   19
- Decreases in Selected Face Amount .......................................   19
Premiums ..................................................................   19
- Premium Flexibility .....................................................   19
- Planned Annual Premium ..................................................   20
- Premium Limitations .....................................................   20
Allocation of Net Premium Payments ........................................   20
Transfers .................................................................   20
Dollar Cost Averaging .....................................................   20
Policy Lapse and Reinstatement ............................................   21
- Policy Lapse ............................................................   21
- Reinstatement Option ....................................................   21
Charges and Deductions ....................................................   21
- Deductions from Premiums ................................................   21
- Sales Charge ............................................................   21
- Premium Tax Charge ......................................................   21
Monthly Charges ...........................................................   22
- Administrative Charge ...................................................   22
- Mortality Charge ........................................................   22
- Rider Charge ............................................................   22
Daily Charges against Separate Account ....................................   22
- Mortality and Expense Risk Charge .......................................   22
- Charges for Federal Taxes ...............................................   22
- Investment Management Fee and Other Expenses ............................   22
Surrender Charges .........................................................   22
- General .................................................................   22
- Administrative Surrender Charge .........................................   22
- Sales Load Surrender Charge .............................................   22
- Surrender Charge Upon Decrease in Selected Face Amount ..................   23
Other Charges .............................................................   23
- Withdrawal Fee ..........................................................   23
- Charge for Increase in Selected Face Amount .............................   23
- Charge for Change from Option 1 to Option 2 .............................   23
Account Value and Cash Surrender Value ....................................   23
- Account Value ...........................................................   23
- Investment Return .......................................................   23
- Cash Surrender Value ....................................................   23
- Withdrawals .............................................................   23
Policy Loan Privilege .....................................................   24
- General .................................................................   24
- Source of Loan ..........................................................   24
- Interest Charged ........................................................   24
- Repayment ...............................................................   24
- Interest on Loaned Value ................................................   24
- Effect of Loan ..........................................................   24
Free Look Provision .......................................................   24
The Guaranteed Principal Account ..........................................   25
Federal Income Tax Considerations .........................................   25
- MML Bay State's Tax Status ..............................................   25
- Policy Proceeds, Premiums and Loans .....................................   26
- Modified Endowment Contracts ............................................   26
- Qualified Plans .........................................................   27
- Diversification Standards ...............................................   27
Your Voting Rights ........................................................   28
Reservation of Rights .....................................................   28
Additional Provisions of the Policy .......................................   28
- Additional Benefits You Can Get by Rider ................................   28
- Disability Benefit Rider ................................................   28

- Accidental Death Benefit Rider ..........................................   28
- Insurability Protection Rider ...........................................   28
- Death Benefit Guarantee Rider ...........................................   28
- Accelerated Death Benefit Rider .........................................   29
- Right to Exchange Insured Endorsement ...................................   29
Exchange Privilege ........................................................   29
Beneficiary ...............................................................   29
Assignment ................................................................   29
Limits on Our Right to Challenge the Policy ...............................   29
Error of Age or Sex .......................................................   29
Suicide ...................................................................   29
When We Pay Proceeds ......................................................   30
Payment Options ...........................................................   30
Fixed Account Payment Option ..............................................   30
Fixed Time Payment Option .................................................   30
Interest Payment Option ...................................................   30
Lifetime Payment Option ...................................................   30
Joint Lifetime Payment Option .............................................   30
Joint Lifetime Payment Option with Reduced Payments .......................   30
Withdrawal Rights Under Payment Option ....................................   30
Records and Reports .......................................................   30
Sales and Other Agreements ................................................   31
Compensation ..............................................................   31
Bonding Arrangement .......................................................   31
Directors and Officers of MML Bay State....................................   31
Legal Proceedings .........................................................   33
Experts ...................................................................   33
Financial Statements ......................................................   33
Appendix A
Illustrations of Death Benefits, Cash Surrender Values,
   Account Values and Accumulated Premiums ................................    A

Definition Of Terms

Account Value: The sum of the Variable Account Value and the Fixed Account Value of the Policy.

Attained Age: The Issue Age of the Insured plus the number of completed Policy Years since the Policy Date.

Beneficiary(ies): The person or persons specified by the Policyowner to receive some or all of the Death Benefit when the Insured dies.

Cash Surrender Value: The amount payable to a Policyowner upon surrender of the Policy. It is equal to the Account Value less any surrender charges and less any Policy Debt and any unpaid Monthly Charges.

Death Benefit: The net amount paid to a Beneficiary following receipt of due proof of the death of the Insured. The Death Benefit is equal to the benefit provided by the Death Benefit Option less any Policy Debt and any unpaid Monthly Charges.

Death Benefit Option: The Policy offers two Death Benefit Options for determination of the amount of the Death Benefit. The amount of benefit provided under Option 1 is the greater of the Selected Face Amount or Minimum Face Amount on the date of death. The amount of benefit provided under Option 2 is the greater of the Selected Face Amount plus the Account Value on the date of death and the Minimum Face Amount on the date of death. The Death Benefit Option is elected at time of application and, subject to certain limitations, may be changed at a later date.

Effective Annual Rate of Return: The interest rate which, if applied to the value of an investment at the beginning of a stated period and compounded annually, would result in the value of that investment at the end of the period.

Fixed Account Value: The current Account Value which is allocated to the GPA.

Guaranteed Principal Account ("GPA"): A fixed account to which a Policyowner may make allocations.

Insured: The person whose life this Policy insures.

Issue Age: The age of the Insured at his or her birthday nearest the Policy Date. The Issue Age is shown on the schedule page of the Policy.

Minimum Face Amount: An amount equal to the applicable percentage times the Account Value. The applicable percentage depends on the sex, smoking classification, and Attained Age of the Insured. The applicable percentages are shown in the Policy.

Monthly Calculation Date: The monthly date on which the Monthly Charges for the Policy are deducted from the Account Value. The first Monthly Calculation Date will be the Policy Date, and subsequent Monthly Calculation Dates will be on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the Policy's Account Value on each Monthly Calculation Date. Each Monthly Charge includes an administrative charge, a mortality charge, and a rider charge (if any).

Net Premium: The remainder of the premium after the deduction of the Premium Expense Charge.

Policy: The flexible premium variable life insurance policy offered by MML Bay State that is described in this Prospectus.

Policy Anniversary: An anniversary of the Policy Date.

Policyowner: The person or entity that owns the Policy.

Policy Date: The date shown on the Policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Calculation Dates.

Policy Debt: The amount of the obligation owed by the Policyowner to MML Bay State from outstanding loans made to the Policyowner under the Policy. This amount includes any loan interest accrued.

Policy Year: The twelve-month period commencing with the Policy Date, and each twelve-month period thereafter.

Premium Expense Charge: The amount deducted from a premium payment consisting of the premium tax charge and the sales charge.

Principal Administrative Office: MML Bay State's Principal Administrative Office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Register Date: The date when a completed Part 1 of the Application is received or when the first Net Premium is allocated to the Divisions and/or GPA. The Register Date cannot be prior to the Policy Date.

Selected Face Amount: The amount of insurance coverage issued under the Policy. Subject to certain limitations, the Policyowner may change the Selected Face Amount after issue.

Separate Account: The segregated asset account called "MML Bay State Variable Life Separate Account I" established by MML Bay State under the laws of Missouri, maintained under the laws of Connecticut and registered as a unit investment trust with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940, as amended ("1940 Act"). The Separate Account is used to receive and invest premiums for this Policy.

Valuation Date: A date on which the net asset value of the shares of the Divisions is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Valuation Period: The period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

Valuation Time: The time of the close of the New York Stock Exchange (currently 4:00 p.m. eastern time) on a Valuation Date. All actions which are to be performed on a Valuation Date will be performed as of the Valuation Time.

Variable Account Value: The value equal to the number of Accumulation Units multiplied by the number of units in the Division that the Policyowner owns.

We or Us: Refers to MML Bay State.

You or Yours: Refers to the Policyowner.

I.  SUMMARY OF THE POLICY

This summary is intended to provide a brief overview of the more significant aspects of the Policy. Further detail is provided elsewhere in this Prospectus. Additionally, You should consult Your Policy for a further understanding of its terms and conditions.

The Policy

The Policy is a life insurance contract providing a death benefit, cash values, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. It provides that the Policyowner may, subject to certain limitations, make premium payments in any amount and at any frequency while the Insured is living.

The Policy is a "flexible premium" policy because, unlike traditional insurance policies, there is no fixed schedule of premium payments. Although the Policyowner may establish a schedule of premium payments ("Planned Premium Payments"), failure to make a Planned Premium Payment will not necessarily cause a Policy to lapse nor will making the Planned Premium payments guarantee that a Policy will remain in force. Thus, a Policyowner may, but is not required to, pay additional premiums after making an initial premium payment. This flexibility permits a Policyowner to provide for changing insurance needs within a single insurance policy.

The Policy is "variable" because, unlike the fixed benefits of traditional insurance policies, the Death Benefits may, and the Cash Surrender Value most likely will, vary in relation to the investment experience of the Divisions to which a Policyowner has allocated Net Premiums. Additionally, the GPA's crediting rate, although it will not go below 3%, may be adjusted periodically.

The Policy will enter a grace period when the Account Value less any Policy Debt is insufficient to pay the Monthly Charges on a particular Monthly Calculation Date. At the beginning of the grace period, We will mail You a notice stating the amount of premium needed to cover the difference between the Account Value, less any Policy Debt, and the Monthly Charges. During the grace period, the Policy remains in force. The grace period ends the later of 61 days after the Monthly Calculation Date on which the Account Value, less any Policy Debt is insufficient to pay the Monthly Charges, or 30 days after We mail the notice. If the required premium is not paid within the grace period, the Policy will lapse and terminate without value.

The Separate Account And The Guaranteed Principal Account

The Policyowner may allocate Net Premiums to one or more Divisions of the Separate Account and to the GPA. Each Division invests in shares of a designated fund. Currently these funds include the following MML Trust and Oppenheimer Trust Funds:

MML Trust                  Oppenheimer Trust
---------                  -----------------
MML Equity Fund            Oppenheimer Aggressive Growth Fund*
MML Money Market Fund      Oppenheimer Growth Fund
MML Managed Bond Fund      Oppenheimer Global Securities Fund
MML Blend Fund             Oppenheimer Strategic Bond Fund


* Note: Prior to May 1, 1998, this Fund was known as the Oppenheimer Captial Appreciation Fund.

Although a Policy has no guaranteed minimum Cash Surrender Value for amounts invested in the Separate Account, the Death Benefit will not be less than the Selected Face Amount so long as the Policy has not lapsed. Furthermore, the Policy will not lapse while there is sufficient value to cover applicable Monthly Charges.

Availability Of The Policy

The Policy may be issued on an Insured up to (or through) Issue Age 80. The minimum Selected Face Amount is $50,000. Before issuing the Policy, MML Bay State will require satisfactory evidence of insurability, which may include a medical examination.

The Death Benefit

While the Policy remains in force, MML Bay State will pay the Death Benefit of the Policy to the Beneficiary upon receipt of due proof of the death of the Insured. The Death Benefit will be the amount of the benefit provided under the Death Benefit Option then in effect, reduced by any Policy Debt and any unpaid Monthly Charges.

The Policy provides a choice of two Death Benefit Options. The benefit provided under Option 1 is the Policy's Selected Face Amount or, if greater, the Policy's Minimum Face Amount. The benefit provided under Option 2 is the sum of the Policy's Selected Face Amount and the Account Value or, if greater, the Policy's Minimum Face Amount.

In order for the Policy to qualify as life insurance under current federal tax laws, the Policy must have a Minimum Face Amount. The Minimum Face Amount is equal to an applicable percentage of the Account Value. The applicable percentages depend on the sex, smoking classification, and Attained Age of the Insured, and are set forth in the Policy.

Flexibility To Adjust The Amount Of Death Benefit

Subject to certain restrictions, the Policyowner may request a change in the Death Benefit Option or an increase or decrease in the Selected Face Amount of the Policy.

After the first Policy Year, the Policyowner may change the Death Benefit Option. Changes from Option 2 to Option 1 may be made without submitting satisfactory evidence of insurability. Changes from Option 1 to Option 2, however, will require evidence of insurability satisfactory to MML Bay State. To cover the cost of processing this type of change, a $75 charge is deducted on a pro rata basis among the Divisions and the GPA (MML Bay State currently does not charge the $75 fee for this change, but it reserves the right to do so.) The Policyowner may not change from Option 1 to Option 2 after reaching Attained Age 80.

Additional evidence of insurability is required for an increase in the Selected Face Amount. An increase cannot be for less than $15,000 and will not be permitted after the Insured reaches an Attained Age of 80. To cover the cost of processing a requested increase, a $75 charge is deducted, on a pro rata basis among the Divisions of the Separate Account and the GPA, from the Account Value.

Decreases in coverage are allowed after the first Policy Year, although MML Bay State believes such decreases are not in the best interest of a Policyowner. A decrease will not be allowed if the Death Benefit Option amount would fall below $50,000. A decrease may result in the imposition of surrender charges applied on a pro-rata basis among the Divisions of the Separate Account and the GPA on the effective date of the decrease.

Premium Features

MML Bay State requires You to pay a minimum initial premium. Thereafter, subject to certain limitations, You may pay premiums at any time and in any amount.

When applying for a Policy, You select a planned annual premium and a payment frequency. According to this schedule, MML Bay State will send You a premium notice. You may change the Planned Premium and payment frequency by sending a written notice requesting such change to our Principal Administrative Office.

There is no penalty if the Planned Premium is not paid, nor does payment of the Planned Premium guarantee coverage for any period of time. Instead, the duration of the Policy depends upon the Policy's Account Value. Even if Planned Premiums are paid, the Policy will lapse whenever the Account Value less Policy Debt becomes insufficient to pay current Monthly Charges and a grace period expires without sufficient payment.

Transfers

By written request, You may transfer all or part of the value of Your Accumulation Units in a Division to one or more other Divisions of the Separate Account or to the GPA. Although under current practice we impose no limitations on your right to make transfers, we reserve the right to limit transfers to not more than one every 90 days to comply with Section 404(c) of ERISA. Any limitation would not apply to a transfer of the entire Variable Account Value to the GPA and to automated transfers in connection with any program we have put in place.

Transfers of values from the GPA to the Separate Account are limited to one per Policy Year. Any transfer from the GPA to a Division of the Separate Account cannot exceed 25% of the Fixed Account Value (less any Policy Debt) at the time of the transfer.

Charges and Deductions

Deductions from Premiums. A Sales Charge and a Premium Tax Charge will be deducted from each premium payment prior to allocation to the Separate Account and GPA. The Sales Charge is 2.0% of premium payments and the Premium Tax Charge is 2.0% of premium payments.

The Premium Tax Charge is intended to compensate MML Bay State for taxes imposed by various states and local jurisdictions on MML Bay State's receipt of premiums from Policyowners. Premium taxes vary from state to state, and, in some instances, among localities; the range of premium taxes is .75% to 4%. The 2.0% rate approximates the average tax rate expected to be paid on premiums from all states. The Premium Tax Charge may be higher or lower than the actual premium tax imposed by the jurisdiction in which the Policy is written. MML Bay State does not expect to make a profit from this charge. MML Bay State currently intends to waive both charges after Policy Year 20; however, MML Bay State reserves the right not to waive the charge(s), or to reimpose such charge(s) after initially waiving such charges. During 1997, the aggregate amount of such deductions from premiums was $2,143,478 for sales charges and $2,143,478 for state premium tax charges.

Monthly Charges. On each Monthly Calculation Date, the Account Value will be reduced by a Monthly Charge, consisting of an Administrative Charge, a Mortality Charge and a charge for any additional benefits added by Rider. The Administrative Charge is currently $6 and it is guaranteed not to exceed $9. During 1997, the aggregate amount of such charges was $2,145,342.

The Mortality Charge will be determined by multiplying the "amount at risk under the Policy" (that is, the Death Benefit, discounted at the monthly equivalent rate of 3% per year, less the Account Value) by the monthly mortality rate, which will depend on the sex, rate class and Issue Age of the Insured, the duration of the Policy, and MML Bay State's expectations as to future mortality and expense experience. The monthly mortality rates will not exceed the guaranteed maximum monthly mortality rates set forth in the Policy which are based on the sex, rate class, and Attained Age of the Insured and the "1980 Commissioners Standard Ordinary Mortality Table." During 1997, the aggregate mortality charges were $18,066,440.

Surrender Charges. During the first 15 Policy Years and during the first 15 years following any increase in the Selected Face Amount, MML Bay State will impose a Surrender Charge if the Policyowner surrenders the Policy or decreases the Selected Face Amount under the Policy. The surrender charge has two parts -- an Administrative Surrender Charge and a Sales Load Surrender Charge.

Administrative Surrender Charge. This charge is $5 for each $1,000 of Selected Face Amount. It remains level for the first five Policy Years, then grades down to zero over the next five policy years. This charge reimburses MML Bay State for expenses incurred in issuing the Policy (or increase in the Selected Face Amount), such as processing the applications (including underwriting) and setting up computer records. It is not designed to produce a profit.

Sales Load Surrender Charge. This charge is equal to 26% of the premiums paid up to the Surrender Charge Band, plus 4% of premiums paid in excess of the Surrender Charge Band but less than three times the Surrender Charge Band. The Surrender Charge Band is set forth in the Policy and is an amount generally calculated on the basis of the Selected Face Amount and varies by the age and sex of the Insured at the time of purchase.

Example of Surrender Charge Bands per $1,000

                      Age 25        Age 40        Age 55
                      ------        ------        ------
                       $6.26         $9.91        $28.49

The Sales Load Surrender Charge remains level for the first 10 years, then grades down to zero over the next five Policy Years in accordance with the percentages set forth in the Policy.

Mortality and Expense Risk Charge. MML Bay State assesses a charge against each of the Divisions for the mortality and expense risk it assumes. Currently, the charge is equal, on an annual basis, to 0.55% of the daily net asset value of the Separate Account. MML Bay State reserves the right to increase the charge up to a maximum effective annual rate of 0.90%. This charge is not deducted from the GPA. The aggregate amount of such charges, which are paid quarterly against the Separate Account divisions, in 1997 was $597,441.

Other Charges. If the Policyowner requests and MML Bay State accepts an increase in Selected Face Amount or a change in the Death Benefit Option from Option 1 to Option 2, a charge of $75 will be deducted from the Account Value on the effective date of the increase or option change to cover processing costs. (MML Bay State currently does not charge a $75 fee for a change in the Death Benefit Option, but it reserves the right to do so.)

Policy Loan Privilege

After the first Policy Year (or sooner if required by law), the Policyowner may at any time borrow from the Policy an amount up to 90% of the Account Value less any Surrender Charge, reduced by any outstanding Policy Debt.

At time of application, the Policyowner may elect a fixed loan rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate, based on the monthly average of the corporate yield on seasoned corporate bonds as published by Moody's Investors Service, Inc.

If interest is not paid when due, it will be added to the outstanding loan balance. The capitalization of unpaid loan interest may have tax consequences upon surrender or lapse of the Policy (See Policy Proceeds, Premiums and Loans.) Policy loans may be repaid at any time while the Insured is living.

Surrender Of The Policy

The Policyowner may at any time fully surrender the Policy and receive its Cash Surrender Value. The Cash Surrender Value will equal the Account Value less any applicable Surrender Charge and less any Policy Debt and any unpaid Monthly Charges. Surrender of the Policy with outstanding Policy Debt may have tax consequences. (See Policy Proceeds, Premiums and Loans.)

Withdrawal Of Cash Surrender Value

After the first Policy Year, the Policyowner may, subject to certain restrictions, request a withdrawal of up to 75% of the Policy's Cash Surrender Value. For each withdrawal, a fee of $25 (or 2% of the amount withdrawn, if less) is deducted from the amount withdrawn. This fee is guaranteed not to increase for the duration of the Policy and is intended to compensate MML Bay State for processing associated with the withdrawal. MML Bay State does not intend to make a profit from this fee. The minimum amount of a withdrawal is $100 (before deducting the withdrawal fee). If Death Benefit Option 1 is in effect, MML Bay State will reduce the Selected Face Amount by the amount of the withdrawal unless satisfactory evidence of insurability is provided. A surrender charge is not assessed if a withdrawal is taken. Withdrawal of the Cash Surrender Value may have tax consequences. (See Policy Proceeds, Premiums and Loans.)

II. INFORMATION ABOUT MML BAY STATE AND THE SEPARATE ACCOUNT

MML Bay State And MassMutual

MML Bay State Life Insurance Company ("MML Bay State") is a life insurance company incorporated under the laws of Missouri in 1894 and is now domiciled in Connecticut. It is currently licensed to transact life, accident, and health insurance business in the District of Columbia and all states except New York.

MML Bay State is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), a mutual life insurance company chartered in Massachusetts in 1851. MassMutual's Home Office is located in Springfield, Massachusetts. It is authorized to do business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada.

As of December 31, 1997, MassMutual had estimated total assets under management of $152.5 billion and total unconsolidated MassMutual assets in excess of $57.5 billion.

OppenheimerFunds, Inc.

OppenheimerFunds, Inc. ("OFI") is an investment adviser organized under the laws of Colorado as a corporation; it was originally organized in 1959. It (including a subsidiary) currently advises U.S. investment companies with assets aggregating over $75 billion as of December 31, 1997, with over 3.5 million shareholder accounts. OFI is owned by Oppenheimer Acquisition Corporation, a holding company owned in part by senior management of OFI and ultimately controlled by MassMutual. OFI serves as investment adviser to the Oppenheimer Trust. OFI is registered as an investment adviser under the Investment Advisers Act of 1940.

The Separate Account

The Separate Account was established on June 9, 1982, as a separate investment account of MML Bay State by MML Bay State's Board of Directors in accordance with the provisions of Chapter 376 of the Missouri Statutes. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. Registration does not involve supervision of the management or investment practices of either the Separate Account or of MML Bay State. Under Missouri law, however, both MML Bay State and the Separate Account are subject to regulation by the Division of Insurance of the State of Missouri. The Separate Account meets the definition of a "Separate Account" under the federal securities laws.

MML Bay State owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the Policies funded by the Separate Account. The Separate Account is divided into subaccounts called Divisions. The income, gains, or losses, realized or unrealized, of each Division are credited to or charged against the assets held in the Division without regard to the other income, gains, or losses of MML Bay State. Assets in the Separate Account attributable to the reserves and other liabilities under the Policies are not chargeable with liabilities arising from any other business conducted by MML Bay State. MML Bay State may transfer to its General Account, however, any assets which exceed anticipated obligations of the Separate Account. All obligations arising under the Policy are general corporate obligations of MML Bay State. MML Bay State may accumulate in the Separate Account proceeds from various Policy charges and investment results applicable to those assets.

The Separate Account is currently divided into eight Divisions. Each Division invests in a corresponding series of shares of a designated Fund of either MML Trust or Oppenheimer Trust. MML Bay State may in the future establish additional divisions within the Separate Account, which may invest in other investment funds, including those of MML Trust or Oppenheimer Trust, or in any other investment fund MML Bay State deems to be appropriate.

MML Trust And Oppenheimer Trust

The MML Trust is a no-load, open-end, management investment company that is registered under the Investment Company Act of 1940. The Oppenheimer Trust is an open-end, diversified, management investment company registered under the Investment Company Act of 1940.

MassMutual established the MML Trust for the purpose of providing a vehicle for the investment of assets of various separate investment accounts, including the Separate Account, established by MassMutual and other life insurance company subsidiaries of MassMutual. Similarly, OFI established the Oppenheimer Trust to provide an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies such as MassMutual. Shares of the MML Trust and the Oppenheimer Trust are not offered to the general public.

The assets of certain variable annuity separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the MML Trust's Funds. Because these separate accounts are invested in the same underlying MML Funds, it is possible that material irreconcilable conflicts could arise between Policyowners and owners of the variable annuity contracts. Possible conflicts could arise if: (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if MML Bay State should be permitted to act contrary to actions approved by holders of the Policies under rules of the Securities and Exchange Commission;
(ii) adverse tax treatment of the Policies or the variable annuity contracts would result from utilizing the same underlying funds; (iii) different investment strategies would be more suitable for the variable annuity contracts than for the Policies; or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both the Separate Account and other investment accounts by the same Funds. The Board of Trustees of the Trust will follow monitoring procedures which have been developed to determine whether material conflicts have arisen. Such Board will have a majority of trustees who are not interested persons of the Trust or MassMutual and determinations whether or not a material conflict exists will be made by a majority of such disinterested trustees. If a material irreconcilable conflict exists, MassMutual and

MML Bay State will take such action at their own expense as may be required to cause the Separate Account to be invested solely in shares of mutual funds which offer their shares exclusively to variable life insurance separate accounts unless, in certain cases, the holders of both the Policies and the variable annuity contracts vote not to effect such segregation.

The Oppenheimer Trust was established for use as an investment vehicle by variable contract separate accounts such as the Separate Account. Accordingly, it is possible that a material irreconcilable conflict may develop between the interests of contract owners and other separate accounts investing in the Oppenheimer Trust. The Board of Trustees of the Oppenheimer Trust (the "Trustees") will monitor the Oppenheimer Funds for the existence of any such conflicts. If it is determined that a conflict exists, the Trustees will notify MassMutual, and appropriate action will be taken to eliminate such irreconcilable conflicts. Such steps may include: (i) withdrawing the assets allocable to some or all of the separate accounts from the particular Oppenheimer Fund and reinvesting such assets in a different investment medium, including (but not limited to) another Oppenheimer Fund; (ii) submitting the question whether such segregation should be implemented to a vote of all affected contract owners; and (iii) establishing a new registered management investment company or managed separate account.

MML Bay State purchases the shares of each Fund for the corresponding Division at net asset value. All dividends and capital gain distributions received from a Fund are automatically reinvested in such Fund at net asset value, unless MML Bay State, on behalf of the Separate Account, elects otherwise. Shares of the MML Trust and the Oppenheimer Trust will be redeemed by MML Bay State at their net asset value to the extent necessary to make payments under the Policies.

The following is a summary of the investment objectives of each Fund. Please note that there can be no assurance that any Fund will achieve its objectives. More detailed information concerning these investment objectives is contained in the accompanying prospectuses of the MML Trust and Oppenheimer Trust, including information on the risks associated with the investments and investment techniques of each of the Funds.

THE PROSPECTUSES FOR MML TRUST AND OPPENHEIMER TRUST ACCOMPANYING THIS PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING.

MML Equity Fund

MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. A secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The assets of this Fund are normally expected to be invested primarily in common stocks and other equity-type securities.

MML Money Market Fund

MML Money Market Fund seeks to achieve high current income, while preserving capital, and liquidity. This Fund invests in short-term debt instruments, including but not limited to commercial paper, certificates of deposit, bankers' acceptances, and obligations of the United States government, its agencies and instrumentalities.

MML Managed Bond Fund

MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital values. This Fund invests primarily in publicly issued, readily marketable, fixed income securities of such maturities as MassMutual deems appropriate from time to time in light of market conditions and prospects.

MML Blend Fund

MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital values. This Fund invests in a portfolio of common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding one year.

Oppenheimer Aggressive Growth Fund


Oppenheimer Aggressive Growth Fund seeks to achieve capital appreciation by investing in "growth type" companies. Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.


Oppenheimer Global Securities Fund

Oppenheimer Global Securities Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations, such as anticipated acquisitions, mergers or other unusual developments, which are considered to have appreciation possibilities, but which may be considered to be speculative.

Oppenheimer Growth Fund

Oppenheimer Growth Fund seeks to achieve capital appreciation by investing in securities of well-known established companies.

Oppenheimer Strategic Bond Fund

Oppenheimer Strategic Bond Fund seeks a high level of current income principally derived from interest on debt securities; and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in: (i) foreign government and corporate debt securities; (ii) U.S. Government securities; and (iii) lower-rated, high-yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. Current income is not an objective.

For information concerning the risks associated with this Fund's investments, please refer to the accompanying prospectus for the Oppenheimer Trust.

The Investment Advisers And Portfolio Managers

MassMutual serves as investment manager of each of the MML Funds pursuant to investment management agreements. Pursuant to such agreements, MassMutual is paid a quarterly fee at the annual rate of 0.50% of the first $100,000,000 of the Fund's average daily net asset value, 0.45% of the next $200,000,000, 0.40% of the next $200,000,000 and 0.35% of any excess over $500,000,000.

Concert Capital Management, Inc. ("Concert") served as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund from 1993-1996. Concert merged with and into David L. Babson & Company, Inc. ("Babson") effective December 31, 1996. Both Concert and Babson are wholly-owned subsidiaries of Babson Acquisition Corporation, which is a controlled subsidiary of MassMutual. Thus, effective January 1, 1997, Babson serves as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund. Both MassMutual and Babson are registered investment advisers under the Investment Advisers Act of 1940.

During 1997, MassMutual earned the following investment management fee from each of the following funds:

MML Equity Fund ..................................................... $8,082,863
MML Money Market Fund ............................................... $  703,344
MML Managed Bond Fund ............................................... $  913,026
MML Blend Fund ...................................................... $8,933,947


OFI serves as Investment Adviser to the Oppenheimer Funds. OFI receives a monthly management fee in its capacity as investment adviser to the Oppenheimer Funds. This fee is computed separately on the net assets of each Fund as of the close of each business day. The management fee rate for the Aggressive Growth Fund, the Growth Fund, and the Global Securities Fund is .75% of the first $200 million of net assets, .72% of the next $200 million, .69% of the next $200 million, .66% of the next $200 million and .60% of net assets in excess of $800 million. Strategic Bond Fund's management fee rate is .75% on the first $200 million of net assets, .72% on the next $200 million, .69% on the next $200 million, .66% on the next $200 million, .60% on the next $200 million, and .50% of net assets in excess of $1 billion.

During 1997, OFI earned the following investment management fee from each of the following funds.

Oppenheimer Aggressive Growth Fund .................................. $5,324,309
Oppenheimer Growth Fund ............................................. $2,859,202
Oppenheimer Global Securities Fund .................................. $5,615,606
Oppenheimer Strategic Bond Fund ..................................... $1,197,613

Citibank N.A., with its home office located at 111 Wall Street, New York, NY, 10005, acts as custodian for the MML Trust. Bank of New York, with its home office at One Wall Street, New York, NY 10015, acts as custodian for the Oppenheimer Trust.

MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies, certain wholly-owned subsidiaries of MassMutual, and various employee benefit plans. MassMutual is the investment sub-adviser to Oppenheimer Investment Grade Bond Fund and Oppenheimer Value Stock Fund, open-end management investment companies.

Rates of Return. The following tables show the Effective Annual Rates of Return based on the actual investment performance (after deduction of investment management fees and direct operating expenses) of the Fund underlying each Division of the Separate Account. Tables I and II show figures for periods ended December 31, 1997, while Tables III and IV show annualized figures. These rates do not reflect the mortality and expense risk charges assessed against the Separate Account. Also, they do not reflect deductions from premiums or Monthly Charges assessed against the Account Value of the Policies, nor do they reflect the Policy's Surrender Charges. (For a discussion of these charges, please see CHARGES AND DEDUCTIONS.) Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy (see, however, Performance Illustration). The rates of return shown are not necessarily indicative of future performance. These rates of return may be considered, however, in assessing the competence and performance of MassMutual, Babson and OFI as investment advisers. An individualized hypothetical illustration may be available. An individualized hypothetical illustration is a document that shows how Death Benefits and Cash Surrender Values will develop based on certain assumptions. The assumptions used are the sex, Issue Age, rate class and contract state of the applicant, and the Death Benefit Option and premium frequency proposed by the registered representative or the applicant. The individualized hypothetical illustrations reflect both current and guaranteed charges and all basic policy charges are reflected (rider charges may also be reflected if so requested). These illustrations will also assume certain interest rates within the limits prescribed by federal and state law. An applicant or Policyowner may obtain an individualized hypothetical illustration at no charge by requesting one from his/her registered representative or from MML Bay State at its Principal Administrative Office.

                              TABLE I - MML FUNDS
                       EFFECTIVE ANNUAL RATES OF RETURN

--------------------------------------------------------------------------------
Fund                        20 Years    15 Years    10 Years    5 Years   1 Year
--------------------------------------------------------------------------------
Equity                       16.20%      16.19%      16.44%     18.25%    28.59%
--------------------------------------------------------------------------------
Money Market                 --           6.44        5.63       4.47      5.18
--------------------------------------------------------------------------------
Managed Bond                 --           9.73       89.08       7.79      9.91
--------------------------------------------------------------------------------
Blend                        --          13.13*      13.68      13.81     20.89
--------------------------------------------------------------------------------

* The figures shown are from inception of the MML Blend Fund, which commenced operations on February 3, 1984.

                         TABLE II - OPPENHEIMER FUNDS
                       EFFECTIVE ANNUAL RATES OF RETURN

--------------------------------------------------------------------------------
Fund                               Since Inception    5 Years      1 Year
--------------------------------------------------------------------------------
Oppenheimer Aggressive Growth**        15.31%*         15.92%      11.67%
--------------------------------------------------------------------------------
Oppenheimer Global Securities          12.26*          18.81       22.42
--------------------------------------------------------------------------------
Oppenheimer Growth                     15.43*          18.61       26.68
--------------------------------------------------------------------------------
Oppenheimer Strategic Bond             7.64*           --           8.71
--------------------------------------------------------------------------------


The Oppenheimer Aggressive Growth** Fund, Oppenheimer Global Securities Fund, Oppenheimer Growth Fund, and the Oppenheimer Strategic Bond Fund commenced operations on August 15, 1986, November 12, 1990, April 3, 1985 and May 3, 1993, respectively.
** Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.

                                   TABLE III
                                   MML FUNDS
                       ANNUALIZED ONE YEAR TOTAL RETURNS

--------------------------------------------------------------------------------
   For the        MML Equity       MML Money      MML Managed      MML Blend
  Year Ended         Fund         Market Fund      Bond Fund          Fund
--------------------------------------------------------------------------------
     1997            28.59%          5.18%            9.91%           20.89%
     1996            20.25%          5.01%            3.25%           13.95%
     1995            31.13%          5.58%           19.14%           23.28%
     1994             4.10%          3.84%           (3.76)%           2.48%
     1993             9.52%          2.75%           11.81%            9.70%
     1992            10.48%          3.48%            7.31%            9.36%
     1991            25.56%          6.01%           16.66%           24.00%
     1990            (0.51)%         8.12%            8.38%            2.37%
     1989            23.04%          9.16%           12.83%           19.96%
     1988            16.68%          7.39%            7.13%           13.40%
     1987             2.10%          6.49%            2.60%            3.12%
     1986            20.15%          6.60%           14.46%           18.30%
     1985            30.54%          8.03%           19.94%           24.88%
     1984             5.40%         10.39%           11.69%            8.24%*
     1983            22.85%          8.97%            7.26%           --
     1982            25.67%         11.12%*          22.79%*          --
     1981             6.67%          --              --               --
     1980            27.62%          --              --               --
     1979            19.54%          --              --               --
     1978             3.71%          --              --               --
     1977            (0.52)%         --              --               --
     1976            24.77%          --              --               --
     1975            32.85%          --              --               --
     1974           (17.61)%*        --              --               --
--------------------------------------------------------------------------------

* The figures shown are from inception of the Funds. The MML Equity Fund received initial funding September 15, 1971 (performance information prior to 1974 is not available). The MML Money Market and MML Managed Bond Funds received initial funding on December 16, 1981. The MML Blend Fund received initial funding on February 3, 1984.

                                   TABLE IV
                               OPPENHEIMER FUNDS
                       ANNUALIZED ONE YEAR TOTAL RETURNS

--------------------------------------------------------------------------------
                                                  Oppenheimer
                                  Oppenheimer      Aggressive     Oppenheimer
   For the        Oppenheimer      Strategic        Growth**        Global
  Year Ended      Growth Fund      Bond Fund         Fund          Securities
--------------------------------------------------------------------------------
     1997           26.68%            8.71%           11.67%           22.42%
     1996           25.20%           12.07%           20.16%           17.80%
     1995           36.65%           15.33%           32.52%            2.24%
     1994             .98%           (5.85)%          (7.50)%          (5.72)%
     1993            7.25%            4.25%*          27.32%           70.32%
     1992           14.53%           --               15.42%           (7.11)%
     1991           25.54%           --               54.72%            3.39%
     1990           (8.21)%          --              (16.32)%           0.40%*
     1989           23.59%           --               27.39%           --
     1988           22.09%           --               13.41%           --
     1987            3.32%           --               14.34%           --
     1986           17.76%           --               (1.65)%*         --
     1985            9.50%*          --               --               --
--------------------------------------------------------------------------------


* The figures shown are from inception of the Oppenheimer Funds. The Aggressive Growth** Fund, Global Securities Fund, Growth Fund, and the Strategic Bond
Fund commenced operations on August 15, 1986, November 12, 1990, April 3, 1985 and May 3, 1993, respectively.
** Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.

Performance Illustration

The following tables show how the actual investment performance of the Funds would have affected the Death Benefits and Cash Surrender Values of hypothetical Policies. Each table illustrates a Policy as of the earliest date for which performance figures are available for the illustrated Fund. Each table assumes that the illustrated Policy was issued for a Selected Face Amount of $100,000 and Issue Age 35 male, using Death Benefit Option 1, with annual premiums of $1,200 paid at the beginning of each year and the full Account Value continuously reinvested in the Division corresponding with the particular Fund illustrated. One set of figures reflects the current schedule of charges; the other set of figures reflects guaranteed mortality and expense charges and current fund level charges.

                                    TABLE V
                                MML EQUITY FUND

------------------------------------------------------------------------------------------------------------
                                                                             Using Guaranteed Mortality and
                                      Using Current Schedule of Charges     Expense Charges and Current Fund
                                                                                      Level Charges
------------------------------------------------------------------------------------------------------------
                                          Cash                                   Cash
                   Total Annual         Surrender           Death              Surrender          Death
Calendar Year        Premiums             Value            Benefit               Value           Benefit
------------------------------------------------------------------------------------------------------------
    1974             $  1,200                  0           $100,000                   0         $100,000
    1975                2,400         $    1,181            100,000          $    1,059          100,000
    1976                3,600              2,663            100,000               2,452          100,000
    1977                4,800              3,388            100,000               3,121          100,000
    1978                6,000              4,297            100,000               3,959          100,000
    1979                7,200              6,254            100,000               5,777          100,000
    1980                8,400              9,184            100,000               8,486          100,000
    1981                9,600             10,612            100,000               9,775          100,000
    1982               10,800             14,371            100,000              13,206          100,000
    1983               12,000             18,584            100,000              17,022          100,000
    1984               13,200             20,187            100,000              18,406          100,000
    1985               14,400             27,197            100,000              24,704          100,000
    1986               15,600             33,378            100,000              30,194          100,000
    1987               16,800             34,575            100,000              31,137          100,000
    1988               18,000             40,941            100,000              36,712          100,000
    1989               19,200             50,844            115,417              45,436          103,140
    1990               20,400             50,785            112,235              45,253          100,009
    1991               21,600             64,023            137,648              56,870          122,270
    1992               22,800             70,700            147,763              62,553          130,737
    1993               24,000             77,263            157,616              68,047          138,816
    1994               25,200             80,191            159,581              70,218          139,734
    1995               26,400            104,736            203,188              91,188          176,904
    1996               27,600            124,958            236,171             108,161          204,425
    1997               28,800            159,036            294,217             136,858          253,187
------------------------------------------------------------------------------------------------------------

                                   TABLE VI
                             MML MONEY MARKET FUND


---------------------------------------------------------------------------------------------------------------
                                                                                Using Guaranteed Mortality and
                                       Using Current Schedule of Charges       Expense Charges and Current Fund
                                                                                        Level Charges
---------------------------------------------------------------------------------------------------------------
                                           Cash                                    Cash
                    Total Annual         Surrender           Death               Surrender           Death
Calendar Year         Premiums             Value            Benefit                Value            Benefit
---------------------------------------------------------------------------------------------------------------
    1982              $  1,200          $     170           $100,000            $    115           $100,000
    1983                 2,400              1,096            100,000                 982            100,000
    1984                 3,600              2,146            100,000               1,965            100,000
    1985                 4,800              3,209            100,000               2,955            100,000
    1986                 6,000              4,255            100,000               3,922            100,000
    1987                 7,200              5,421            100,000               5,000            100,000
    1988                 8,400              6,695            100,000               6,166            100,000
    1989                 9,600              8,163            100,000               7,501            100,000
    1990                10,800              9,617            100,000               8,807            100,000
    1991                12,000             10,910            100,000               9,949            100,000
    1992                13,200             11,864            100,000              10,760            100,000
    1993                14,400             12,719            100,000              11,468            100,000
    1994                15,600             13,714            100,000              12,291            100,000
    1995                16,800             14,964            100,000              13,330            100,000
    1996                18,000             16,151            100,000              14,295            100,000
    1997                19,200             17,271            100,000              15,176            100,000
---------------------------------------------------------------------------------------------------------------

                                   TABLE VII
                                MML BLEND FUND


---------------------------------------------------------------------------------------------------------------
                                                                                Using Guaranteed Mortality and
                                       Using Current Schedule of Charges       Expense Charges and Current Fund
                                                                                        Level Charges
---------------------------------------------------------------------------------------------------------------
                                          Cash                                     Cash
                    Total Annual        Surrender              Death             Surrender            Death
Calendar Year         Premiums            Value               Benefit              Value             Benefit
---------------------------------------------------------------------------------------------------------------
    1984               $  1,200          $     142            $100,000            $     87           $100,000
    1985                  2,400              1,364             100,000               1,237            100,000
    1986                  3,600              2,688             100,000               2,480            100,000
    1987                  4,800              3,575             100,000               3,302            100,000
    1988                  6,000              5,007             100,000               4,632            100,000
    1989                  7,200              7,130             100,000               6,604            100,000
    1990                  8,400              8,008             100,000               7,470            100,000
    1991                  9,600             11,107             100,000              10,244            100,000
    1992                 10,800             12,954             100,000              11,905            100,000
    1993                 12,000             14,971             100,000              13,706            100,000
    1994                 13,200             15,907             100,000              14,489            100,000
    1995                 14,400             10,370             100,000              18,474            100,000
    1996                 15,600             23,834             100,000              21,517            100,000
    1997                 16,800             29,469             100,000              26,486            100,000
---------------------------------------------------------------------------------------------------------------

                                  TABLE VIII
                             MML MANAGED BOND FUND


---------------------------------------------------------------------------------------------------------------
                                                                                Using Guaranteed Mortality and
                                       Using Current Schedule of Charges       Expense Charges and Current Fund
                                                                                        Level Charges
---------------------------------------------------------------------------------------------------------------
                                            Cash                                    Cash
                    Total Annual          Surrender           Death               Surrender           Death
Calendar Year          Premiums             Value            Benefit                Value            Benefit
---------------------------------------------------------------------------------------------------------------
    1982               $  1,200          $     285           $100,000            $    226           $100,000
    1983                  2,400              1,186            100,000               1,069            100,000
    1984                  3,600              2,283            100,000               2,097            100,000
    1985                  4,800              3,840            100,000               3,554            100,000
    1986                  6,000              5,366            100,000               4,972            100,000
    1987                  7,200              6,327            100,000               5,854            100,000
    1988                  8,400              7,646            100,000               7,059            100,000
    1989                  9,600              9,536            100,000               8,784            100,000
    1990                 10,800             11,129            100,000              10,216            100,000
    1991                 12,000             13,834            100,000              12,654            100,000
    1992                 13,200             15,465            100,000              14,076            100,000
    1993                 14,400             17,923            100,000              16,235            100,000
    1994                 15,600             17,686            100,000              15,930            100,000
    1995                 16,800             21,694            100,000              19,444            100,000
    1996                 18,000             22,841            100,000              20,360            100,000
    1997                 19,200             25,447            100,000              22,550            100,000
---------------------------------------------------------------------------------------------------------------

                                   TABLE IX
                            OPPENHEIMER GROWTH FUND


----------------------------------------------------------------------------------------------------------------
                                                                             Using Guaranteed Mortality and
                                      Using Current Schedule of Charges     Expense Charges and Current Fund
                                                                                     Level Charges
----------------------------------------------------------------------------------------------------------------
                                           Cash                                   Cash
                    Total Annual         Surrender           Death             Surrender          Death
Calendar Year        Premiums              Value            Benefit              Value            Benefit
----------------------------------------------------------------------------------------------------------------
    1986            $  1,200           $     235           $100,000            $    178           $100,000
    1987               2,400               1,055            100,000                 944            100,000
    1988               3,600               2,432            100,000               2,237            100,000
    1989               4,800               4,171            100,000               3,866            100,000
    1990               6,000               4,402            100,000               4,064            100,000
    1991               7,200               6,749            100,000               6,248            100,000
    1992               8,400               8,718            100,000               8,059            100,000
    1993               9,600              10,174            100,000               9,377            100,000
    1994              10,800              10,964            100,000              10,064            100,000
    1995              12,000              16,090            100,000              14,732            100,000
    1996              13,200              20,974            100,000              19,128            100,000
    1997              14,400              27,373            100,000              24,867            100,000
----------------------------------------------------------------------------------------------------------------

                                    TABLE X
                      OPPENHEIMER AGGRESSIVE GROWTH* FUND


----------------------------------------------------------------------------------------------------------
                                                                           Using Guaranteed Mortality and
                                     Using Current Schedule of Charges    Expense Charges and Current Fund
                                                                                Level Charges
----------------------------------------------------------------------------------------------------------
                                       Cash                                Cash
                  Total Annual        Surrender          Death           Surrender           Death
Calendar Year       Premiums           Value            Benefit            Value            Benefit
----------------------------------------------------------------------------------------------------------
    1987           $  1,200        $      202           $100,000        $    145           $100,000
    1988              2,400             1,216            100,000           1,097            100,000
    1989              3,600             2,785            100,000           2,573            100,000
    1990              4,800             2,791            100,000           2,562            100,000
    1991              6,000             6,004            100,000           5,572            100,000
    1992              7,200             7,972            100,000           7,397            100,000
    1993              8,400            11,345            100,000          10,516            100,000
    1994              9,600            11,094            100,000          10,239            100,000
    1995             10,800            15,833            100,000          14,579            100,000
    1996             12,000            19,920            100,000          18,280            100,000
    1997             13,200            22,917            100,000          20,941            100,000
----------------------------------------------------------------------------------------------------------

* Prior to May 1, 1998, this fund was named the Oppenheimer Capital Appreciation Fund.

                                   TABLE XI
                      OPPENHEIMER GLOBAL SECURITIES FUND


----------------------------------------------------------------------------------------------------------
                                                                        Using Guaranteed Mortality and
                                   Using Current Schedule of Charges   Expense Charges and Current Fund
                                                                                Level Charges
----------------------------------------------------------------------------------------------------------
                                       Cash                                Cash
                  Total Annual       Surrender           Death           Surrender           Death
Calendar Year       Premiums           Value            Benefit            Value            Benefit
----------------------------------------------------------------------------------------------------------
    1990           $  1,200         $     65           $100,000         $     13           $100,000
    1991              2,400              881            100,000              776            100,000
    1992              3,600            1,448            100,000            1,301            100,000
    1993              4,800            4,471            100,000            4,146            100,000
    1994              6,000            4,832            100,000            4,464            100,000
    1995              7,200            5,756            100,000            5,313            100,000
    1996              8,400            7,823            100,000            7,218            100,000
    1997              9,600           10,631            100,000            9,795            100,000
----------------------------------------------------------------------------------------------------------

                                   TABLE XII
                        OPPENHEIMER STRATEGIC BOND FUND


----------------------------------------------------------------------------------------------------------
                                                                          Using Guaranteed Mortality and
                                     Using Current Schedule of Charges   Expense Charges and Current Fund
                                                                                 Level Charges
----------------------------------------------------------------------------------------------------------
                                        Cash                          Cash
                    Total Annual      Surrender        Death        Surrender         Death
Calendar Year        Premiums           Value         Benefit         Value          Benefit
----------------------------------------------------------------------------------------------------------
    1993            $  1,200          $    103       $100,000      $     50         $100,000
    1994               2,400               751        100,000           652          100,000
    1995               3,600             1,891        100,000         1,721          100,000
    1996               4,800             3,082        100,000         2,833          100,000
    1997               6,000             4,222        100,000         3,889          100,000
----------------------------------------------------------------------------------------------------------

These illustrations are not indicative of future performance. They assume the Policies were issued based on full underwriting and that there have been no increases or decreases in Selected Face Amounts, no Policy loans and no transaction charges incurred. Further, they assume that Death Benefit Option 1 was selected. The Cash Surrender Values shown reflect all Deductions from Premiums, Charges, Surrender Charges, and Mortality and Expense Risk Charges.

Illustrations of Death Benefits, Cash Surrender Values and Accumulated Premiums based on assumed hypothetical gross annual investment returns of 0%, 6% and 12% are shown in APPENDIX A. APPENDIX A also describes, in more detail, the assumptions underlying these illustrations.

III. DETAILED INFORMATION ABOUT THE POLICY

Availability of Policy

Individuals wishing to purchase a Policy must send a completed application to MML Bay State's Principal Administrative Office. Under our current rules, the minimum Selected Face Amount of a Policy is $50,000. The Policy can be issued for Insureds with Issue Ages 0 through 80. Before issuing a Policy, however, MML Bay State will require satisfactory evidence of insurability, which may include a medical examination.

The Policy is available to Policyowners who are purchasing a Policy in connection with employee benefit plans which qualify for tax benefits under the Internal Revenue Code (the "qualified market") and other Policyowners (the "nonqualified market").

Unisex Policies

Policies issued in states requiring "unisex" policies (currently Montana; MML Bay State has retained "unisex" rates in Massachusetts where they were previously required) provide for policy values which do not vary by the sex of the Insured. In addition, Policies issued in conjunction with employee benefit plans provide for policy values which do not vary by the sex of the insured. Thus, references in this Prospectus to sex-distinct policy values which vary by the sex of the Insured are not applicable to Policies issued in Montana or Massachusetts, or issued in conjunction with employee benefit plans. Illustrations showing the effect of these unisex rates on premiums, Cash Surrender Values, and Death Benefits are available from MML Bay State on request.

Death Benefit

As long as the Policy remains in force, MML Bay State will, upon due proof of the Insured's death, pay the Death Benefit of the Policy to the named Beneficiary. Although MML Bay State will normally pay the Death Benefit within seven days of receiving satisfactory proof of the Insured's death, the Company may delay payments under certain circumstances. All or part of the Death Benefit can be paid in cash or under one or more of the payment options set forth in the Policy.

The Death Benefit is the amount of the benefit provided under Death Benefit Option 1 or Death Benefit Option 2, whichever is in effect on the date of the Insured's death, less any outstanding Policy Debt and less any unpaid Monthly Deduction.

Death Benefit Options. The Policyowner may choose one of two Death Benefit
Options: Option 1 (a level amount option) and Option 2 (a variable amount option). The Policyowner designates the Death Benefit Option in the application and may subsequently change the option subject to certain restrictions described in CHANGES IN THE DEATH BENEFIT OPTION.

Options 1 and 2 provide the following benefits:

Option 1 - Under Option 1, the Account Value is included in the Selected Face Amount. The benefit provided under Option 1 is the greater of: (a) the Selected Face Amount on the date of death; and (b) the Minimum Face Amount on the date of death of the Insured.

Option 2 - Under Option 2, the Account Value is not included in the Selected Face Amount. The benefit provided under Option 2 is the greater of: (a) the Selected Face Amount plus the Account Value on the date of death; and (b) the Minimum Face Amount on the date of death of the Insured.

Minimum Face Amount. In order to qualify as life insurance under current federal tax laws, the Policy has a Minimum Face Amount. The Minimum Face Amount is equal to an applicable percentage of the Account Value. This applicable percentage depends on the sex, smoking classification and Attained Age of the Insured. The applicable percentages are set forth in the Policy.

The following examples illustrate how changes in the Account Value may affect the Death Benefits under Options 1 and 2.

Example I

Assume that the Policyowner has selected Option 1 with a Selected Face Amount of $100,000 and that the Account Value equals $5,000. The Death Benefit in this case is $100,000. If the Account Value increases to $8,000, the Death Benefit remains at $100,000. If the Account Value decreases to $3,000, the Death Benefit still remains at $100,000.

Under Option 1, the Death Benefit will remain at the Selected Face Amount, in this example $100,000, until the applicable percentage of the Account Value exceeds the Selected Face Amount.

Example II

Assume the Policyowner has selected Option 2 with a Selected Face Amount of $100,000 and the Account Value is equal to $5,000. The Death Benefit in this case is $105,000 (Selected Face Amount plus Account Value). If the Account Value increases to $8,000, the Death Benefit will increase to $108,000. If the Account Value decreases to $3,000, the Death Benefit will decrease to $103,000.

Under Option 2, the Death Benefit will be the Selected Face Amount plus the Account Value (if greater than $0.00), until the Minimum Face Amount exceeds the sum of the Selected Face Amount plus the Account Value.

If the Policyowner seeks to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, the Policyowner should choose Option 2. If a Policyowner is satisfied with the amount of the Insured's existing insurance coverage and instead seeks to have premium payments and investment performance reflected to the maximum extent in the Policy's Account Value, the Policyowner should choose Option 1.

Changes in Death Benefit Option. After the first Policy Year, the Policyowner may change the Death Benefit Option. A change from Option 2 to Option 1 may be made without submitting satisfactory evidence of insurability. A change from Option 1 to Option 2, however, will require evidence of insurability satisfactory to MML Bay State. In addition, a charge of $75 will be deducted from the Account Value on the effective date of the change. This charge will be deducted from the Division(s) and the GPA in proportion to the non-loaned values in each Division(s) and the GPA. (MML Bay State currently does not charge the $75 fee for this change, but it reserves the right to do so.) The Policyowner may not change from Option 1 to Option 2 after reaching Attained Age 80. The effective date of any change will be the Monthly Calculation Date on or which next follows the date MML Bay State approves the change.

A change in the Death Benefit Option will not in and of itself result in an immediate change in the amount of a Policy's Death Benefit. For a change from Option 2 to Option 1, the Selected Face Amount is increased by the amount of the Account Value on the effective date of the change. For a change from Option 1 to Option 2, the Selected Face Amount will be decreased by the amount of Account Value on the effective date of the change. This change will not be permitted if it would reduce the Selected Face Amount below $50,000.

An increase or decrease in Selected Face Amount resulting from a change in the Death Benefit Option will affect the Monthly Charges, as the monthly mortality charge depends on the Selected Face Amount. The charge for certain additional benefits may also be affected. The Surrender Charge, however, will not be affected by an increase or decrease in Selected Face Amount resulting from a change in the Death Benefit Option.

Changes in Selected Face Amount. The Policyowner may request an increase or decrease in the Selected Face Amount subject to the approval of MML Bay State. Any request for an increase or decrease must be submitted in writing to MML Bay State's Principal Administrative Office. It will become effective on the Monthly Calculation Date on or which next follows MML Bay State's acceptance of the request.

Increases in Selected Face Amount. For an increase in the Selected Face Amount, MML Bay State requires satisfactory evidence of insurability. An increase may not be less than $15,000, and no increase will be permitted after Attained Age
80. To cover the cost of processing the request, a charge of $75 will be deducted from the Account Value on the effective date of the increase in the Selected Face Amount. The charge will be deducted from the Divisions of the Separate Account and the GPA in proportion to the non-loaned value in each Division(s) and the GPA.

Decreases in Selected Face Amount. Decreases in coverage are allowed after the first Policy Year, although MML Bay State believes such decreases generally are not in the best interests of a Policyowner. A decrease will not generally be permitted if the Death Benefit Option amount would fall below $50,000. No processing charge is applied to decreases in coverage.

A decrease may result in the imposition of Surrender Charges. (For a discussion of the Surrender Charges associated with a decrease, see Surrender Charges). Any Surrender Charge applicable to a decrease will be deducted from the Division(s) of the Separate Account and the GPA in proportion to the non-loaned values in each.

For purpose of determining Surrender Charges and mortality charges, a decrease will reduce the Selected Face Amount in the following order: (a) the Selected Face Amount provided by the most recent increase; (b) the Selected Face Amounts provided by the next most recent increases successively; and finally (c) the initial Selected Face Amount.

A decrease may result in the Policy becoming a "modified endowment contract". (See Policy Proceeds, Premiums and Loans.)

Premiums

Subject to certain limitations, the Policyowner has flexibility in determining the frequency and amount of premium payments.

Premium Flexibility

Unlike traditional insurance policies, this Policy frees the Policyowner from the requirement that premiums be paid in accordance with a rigid and inflexible premium schedule. Instead, MML Bay State requires a Policyowner to pay a minimum initial premium at the time of application or at any time before delivery of the Policy. After the first premium has been paid, subject to certain limitations, premiums may be paid in any amount and at any interval.

The minimum initial premium depends on the planned frequency of premium payments, and the Issue Age, sex, and rating class of the Insured, as well as the initial Death Benefit Option and Selected Face Amount of the Policy.

Planned Annual Premium

When applying for a Policy, the Policyowner will select a planned annual premium and payment frequency (annual, semiannual, quarterly, or monthly). The planned annual premium is shown on the schedule page of the Policy. MML Bay State will send premium notices for the planned premium according to the amount and frequency selected. The Policyowner may change the amount and frequency of planned premiums at any time by sending written notice to MML Bay State's Principal Administrative Office.

A Policyowner may elect to pay premiums by means of a pre-authorized check procedure called MassMutual Monthly ("Triple M"). Under Triple M, premium payments are deducted automatically on a monthly basis from a designated bank account. A Policyowner does not receive a "bill" for these payments, and confirmation of payments is provided in the Policy's quarterly statement.

There is no penalty if the planned premium is not paid, nor does payment of this amount guarantee coverage for any period of time. Instead, the duration of the Policy depends upon the Policy's Account Value. Even if planned premiums are paid, the Policy terminates when the Account Value becomes insufficient to pay the Monthly Charges and the grace period expires without sufficient payment.

Premium Limitations

The minimum premium payment is $10. The maximum premium which may be paid in any Policy Year without evidence of insurability is the greater of: (a) the premium which will not increase the net amount at risk under the Policy; (b) twice the Policy's basic premium plus $100; (c) the annual premium paid in the preceding Policy Year; and (d) the minimum annual premium under a Death Benefit Guarantee Rider, if part of the Policy. Premium payments should be sent either to MML Bay State's Principal Administrative Office or to the address indicated on the billing notice.

Allocation of Net Premium Payments

The Net Premium equals the premium paid less the Premium Expense Charge. (See, Deductions from Premiums.) In the Application, the Policyowner indicates how Net Premiums are to be allocated among the Divisions and the GPA. The allocation percentages must be in whole numbers and the sum of the allocation percentages must equal 100%. During the Free Look Provision, New Premiums are allocated as requested by the Policyowner.
(See, Free Look Provision.)

The allocation percentages may be changed by the Policy-owner without charge at any time by providing written notice to MML Bay State's Principal Administrative Office.

Transfers

By written request, the Policyowner may transfer all or part of the Variable Value of a Division of the Separate Account to any other Division or to the GPA. Although MML Bay State currently imposes no limitation of the right of the Insured to make transfers, we reserve the right to limit transfers to not more than one every 90 days in connection with compliance with Section 404(c) of ERISA. Any limitation would not apply to a transfer of all funds in the Separate Account to the GPA and to automated transfers made in connection with any program MML Bay State has in place.

Transfers of values from the GPA to the Separate Account are limited to one each Policy Year. Any transfer from the GPA cannot exceed 25% of the Fixed Account Value (less any Policy Debt) at the time of the transfer.

Any transfer is effective on the Valuation Date that we receive a written request in good order at our Principal Administrative Office. There are no charges for transfers. Transfer percentages must be in whole numbers and the amount of the "to" funds must equal 100% or total dollars.

Dollar Cost Averaging

The Policyowner may specify a specific dollar amount to be periodically transferred from any Division of the Separate Account to any combination of Divisions and the GPA. Once elected, these transfers occur automatically. The Policyowner will specify the specific dollar amounts to be transferred and the Division to transfer money from, the Division(s) and/or GPA to transfer money to, the date on which transfers will be made (subject to MML Bay State rules), the frequency of transfers, which may be either monthly, quarterly, semiannually or annually, and the amount of time that such dollar cost averaging will continue. The minimum allowable transfer to any Division or the GPA is $50. This process is called Dollar Cost Averaging. Dollar Cost Averaging transfers are not available for transfers from the GPA, but these transfers may be made into the GPA. To elect Dollar Cost Averaging transfers, the Account Value in the Division from which transfers will be made must be at least $5,000.

The main objective of Dollar Cost Averaging is to shield the Policyowner's investment from short-term price fluctuations. Since the same dollar amount is transferred to a Division with each transfer, more units are purchased in a Division if the value per unit is low and fewer units are purchased if the value per unit is high. Therefore, a lower than average cost per unit may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

MML Bay State will make all Dollar Cost Averaging transfers either on the day of each calendar month specified by the Policyowner, or on the next business day. The Policyowner may specify any day of the month up through the 28th day. In order to process a Dollar Cost Averaging transfer, MML Bay State must have received a request in writing no later than one week prior to the date Dollar Cost Averaging transfers are to commence.

The Dollar Cost Averaging option can be started, changed or canceled at any time; however, we must be given seven business days notice to change any transfer arrangement. If the value of the Division from which transfers are being made falls below the total transfer amount, the remaining value in that Division will be transferred on a pro rata basis to all the designated Divisions and the GPA, and no more automated transfers will be processed.

Dollar Cost Averaging transfers are not subject to any transfer charges or any limitations on the number of transfers in a Policy Year.

Policy Lapse And Reinstatement

Policy Lapse

This Policy does not lapse for failure to pay premiums since payments, other than the initial premium, are not specifically required. Rather, if the Account Value less any Policy Debt is not enough to cover the Monthly Charges on a Monthly Calculation Date, the Policy will enter a 61-day grace period.

At the beginning of the grace period, MML Bay State will mail a notice, to the Policyowner's last known address, stating the amount of premium needed to cover the shortfall in Account Value. During the grace period, the Policy remains in force. If the required premium is not paid within 61 days after the Monthly Calculation Date (or, if later, within 30 days after we mail the written notice), the Policy terminates without value.

Reinstatement Option

For a period of five years after a Policy terminates, the Policyowner can request that We reinstate the Policy during the lifetime of the Insured. The Policy cannot be reinstated if it has been surrendered for its Cash Surrender Value. Please note that a termination or reinstatement may cause the Policy to become a modified endowment contract. (See, Modified Endowment Contracts.)

Before We will reinstate the Policy, We must receive the following:

(a) Evidence of insurability satisfactory to MML Bay State;

(b) A premium payment at least equal to the amount necessary to produce an Account Value equal to three times the Monthly Charges on the Monthly Calculation Date on or next following the date of reinstatement; and

(c) Where applicable, a signed acknowledgement that the Policy has become a modified endowment contract.

If We do reinstate the Policy, the Selected Face Amount for the reinstated Policy will be the same as it would have been if the Policy had not terminated.

Charges And Deductions

Charges will be deducted in connection with the Policy to compensate MML Bay State for: (a) providing the insurance benefits under the Policy (including any riders); (b) administering the Policy; (c) assuming certain risks in connection with the Policy (including any riders); and (d) expenses incurred in distributing the Policy.

Deductions from Premiums

MML Bay State deducts a Sales Charge and a Premium Tax Charge from each Premium Payment. The total of these charges is called the Premium Expense Charge. The amount remaining after MML Bay State has deducted the Premium Expense Charge is referred to as the Net Premium. The Net Premium is allocated to the Division(s) and the GPA according to the allocation instructions of the Policyowner.

Sales Charge. A Sales Charge of 2.0% of each premium payment made will be deducted to partially compensate MML Bay State for the expenses relating to the distribution of the Policy, including commissions, advertising, and the printing of the prospectuses and sales literature. MML Bay State currently intends to waive this charge after Policy Year 20; however, MML Bay State reserves the right not to waive the charge, or to reimpose it once it has been waived.

Premium Tax Charge. A Premium Tax Charge of 2.0% of each premium payment will be deducted to pay applicable state and local premium taxes. The Premium Tax Charge is intended to compensate MML Bay State for taxes imposed by various states and local jurisdictions on MML Bay State's receipt of premiums from Policyowners. Premium taxes vary from state to state, and, in some instances, among localities. The 2.0% rate approximates the average tax rate expected to be paid on premiums from all states. The Premium Tax Charge may be higher or lower than the actual premium tax imposed by the jurisdiction in which the contract is written. MML Bay State does not expect to make a profit from this charge. MML Bay State currently intends to waive this charge after Policy Year 20; however, MML Bay State reserves the right not to waive the charge, or to reimpose it once it has been waived.

Monthly Charges

Charges will be deducted from the Account Value on each Monthly Calculation Date. The Monthly Charge consists of: (a) an administrative charge; (b) a mortality charge; and (c) a rider charge for any additional benefits provided by rider. The Monthly Charges will be deducted from the Division(s) of the Separate Account and the GPA in proportion to the non-loaned values in the Division(s) and the GPA.

Administrative Charge. This monthly charge is currently $6. This charge reimburses MML Bay State for expenses incurred in administering the Policy, such as processing claims, maintaining records and communicating with Policyowners. This charge is not designed to make a profit. MML Bay State reserves the right to change this charge in the future, but guarantees it will never exceed $9 per month.

Mortality Charges. The mortality charge for a Policy is equal to the "amount at risk" under the Policy, multiplied by the monthly mortality charge rate for that Policy month. The amount at risk is determined on the first day of the Policy month and is the amount by which the Death Benefit (discounted at the monthly equivalent of 3% per year) exceeds the Account Value.

Monthly mortality rates will be based on the sex, Issue Age, and rate class of the Insured, and the length of time the Policy has been in force. The actual monthly mortality rates will be based on MML Bay State's expectations as to future mortality and expense experience. They will not, however, be greater than the guaranteed mortality rates set forth in the Policy. These guaranteed rates are based on the 1980 Standard Commissioners Standard Ordinary (CSO) Mortality Tables, and the sex, Attained Age, and rate class of the Insured. For standard rate classes, these will not exceed the rates contained in the 1980 CSO Tables.

The rate class of an Insured will affect the monthly mortality rates. MML Bay State currently places Insureds into the following three standard rate classes:
Preferred Nonsmoker, Nonsmoker, and Smoker; as well as substandard rate classes involving a higher mortality risk. In an otherwise identical Policy, the monthly mortality rate is generally higher for smokers than for nonsmokers and higher for nonsmokers than for preferred nonsmokers.

Rider Charge. The Monthly Charge will include charges for any additional benefits provided by Rider.

Daily Charges Against The Separate Account

Mortality and Expense Risk Charge. MML Bay State assesses a daily charge against net asset value of the Separate Account for the mortality and expense risks it assumes. Currently, the charge is at the rate of 0.55% on an annual basis. MML Bay State reserves the right to increase the charge rate, up to a maximum equivalent annual rate of 0.90%. This charge is not deducted from the assets in the GPA.

The mortality risk we assume is that the group of lives insured under our Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

If all the money MML Bay State collects from this charge is not needed to cover death benefits and expenses, it will be our gain and will be used for any proper purpose, including payment of sales commissions. Conversely, even if the money we collect is insufficient, we will provide for all death benefits and expenses.

Charges for Federal Taxes. MML Bay State does not currently make any charge against the Separate Account for federal income taxes attributable to them. We may make such a charge eventually in order to provide for the future federal income tax liability of the Separate Account.

Investment Management Fee and Other Expenses. Because the Divisions of the Separate Account purchase shares of either MML Trust or Oppenheimer Trust, the value of Accumulation Units of the Divisions will reflect the investment management fee and other expenses incurred by MML Trust and Oppenheimer Trust. The Prospectuses of MML Trust and Oppenheimer Trust contain additional information concerning such fees and expenses.

Surrender Charges

General. The Surrender Charge has two parts -- an Administrative Surrender Charge and a Sales Load Surrender Charge. The Administrative Surrender Charge will be imposed by MML Bay State during the first 10 Policy Years, and during the first 10 Policy Years following any requested increase in the Selected Face Amount if the Policyowner surrenders the Policy or decreases the Selected Face Amount. The Sales Load Surrender Charge will be imposed by MML Bay State for the first 15 Policy Years, and during the first 15 years following any requested increase in the Selected Face Amount if the Policyowner surrenders or decreases the Selected Face Amount.

Administrative Surrender Charge. This charge is $5 for each $1,000 of Selected Face Amount. It remains level for five years, then grades down to zero over the next five years. This charge reimburses MML Bay State for expenses incurred in issuing the Policy, such as processing the applications (including underwriting) and setting up computer records. It is not designed to generate a profit.

Sales Load Surrender Charge. This charge is equal to 26% of the premiums paid up to the Surrender Charge Band, plus 4% of premiums paid in excess of the Surrender Charge Band, but less than three times the Surrender Charge Band. The Surrender Charge Band is set forth in the Policy and is an amount generally calculated on the basis of the

Selected Face Amount and varies by the age and sex of the Insured at the time of purchase.

Example of Surrender Charge Bands per $1,000

                      Age 25        Age 40        Age 55
                      ------        ------        ------
                       $6.26         $9.91        $28.49

The Sales Load Surrender Charge remains level for the first 10 years, then grades down to zero over the next five years in accordance with the percentages set forth in the Policy.

Surrender Charges are calculated separately for the initial Selected Face Amount and for each increase in the Selected Face Amount. Premiums are allocated to the original Selected Face Amount and any subsequent increases in Selected Face Amount in proportion to the respective guideline annual premiums.

Surrender Charge Upon Decrease in Selected Face Amount. A Surrender Charge may be deducted on a decrease in the Selected Face Amount. In the event of a decrease in Selected Face Amount, the Surrender Charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. If there have been no increases in the Selected Face Amount, the fraction will be determined by dividing the amount of the decrease by the current Selected Face Amount and multiplying the result by the Surrender Charge. If more than one Surrender Charge is in effect (pursuant to one or more increases in the Selected Face Amount), the Surrender Charge will be applied in the following order: (1) the most recent increase followed by (2) the next most recent increases, successively, and (3) the initial Selected Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Selected Face Amount, a proportionate share of the Surrender Charge for that increase or for the initial Selected Face Amount will be deducted from the Account Value.

Other Charges

Withdrawal Fee. For each Withdrawal, a charge of $25 (or 2% of the amount withdrawn, if less) will be deducted from the amount withdrawn. This fee is guaranteed not to increase for the duration of the Policy. MML Bay State does not anticipate making a profit on this fee.

Charge for Increase in Selected Face Amount. For each increase in Selected Face Amount, a charge of $75 will be deducted from the Account Value. The charge is designed to reimburse Us for underwriting and administrative costs associated with the increase. This fee is guaranteed not to increase for the duration of the Policy. MML Bay State does not expect to make a profit on this charge.

Charge for Change from Option 1 to Option 2. For each change in the Death Benefit Option from Option 1 to Option 2, a charge of $75 will be deducted from the Account Value. The charge is designed to reimburse MML Bay State for the underwriting and administrative costs associated with the change. This fee is guaranteed not to increase for the duration of the Policy. MML Bay State does not expect to make a profit on this charge. (MML Bay State currently does not charge the $75 fee for this change, but it reserves the right to do so.)

Account Value And Cash Surrender Value

Account Value. The Account Value of the Policy is the sum of all Net Premium payments adjusted by periodic charges and credits and by Withdrawals. The Account Value of the Policy is held in one or more Divisions and the GPA. Initially, this value equals the net amount of the first premium paid under the Policy. This amount is allocated among the Divisions and the GPA according to the allocation requested in the Application.

Investment Return. The investment return of a Policy is based on:

(a) The Account Value held in each Division of the Separate Account for that Policy;

(b) The investment experience of each Division as measured by its actual net rate of return; and

(c) The interest rate credited on Account Values held in the GPA.

The investment experience of a Division reflects increases and decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges assessed against assets of the Division. The investment experience is determined each day on which the net asset value of the underlying Fund is determined -- that is, on each Valuation Date. The actual net rate of return for a Division measures the investment experience from the end of one Valuation Date to the end of the next Valuation Date.

Cash Surrender Value. The Policy may be fully surrendered for its Cash Surrender Value at any time during the life of the Insured. The Cash Surrender Value is equal to the Account Value less any applicable Surrender Charges and less any Policy Debt.

A Policyowner may surrender a Policy by sending a written request together with the Policy to MML Bay State's Principal Administrative Office. The proceeds will be determined as of the end of the Valuation Period during which the request for surrender is received.

Withdrawals. After the first Policy Year, the Policyowner may, subject to certain restrictions, withdraw up to 75% of the Cash Surrender Value. For each Withdrawal, a fee of $25 (or 2% of the amount withdrawn, if less) is deducted from the amount withdrawn. The minimum amount of a partial Withdrawal is $100 (before deducting the Withdrawal fee). We reserve the right to prohibit Withdrawals that would cause Selected Face Amount to be reduced to an amount less than $25,000. The Policyowner specifies the GPA or the Division(s) from which the Withdrawal is to be made. The Withdrawal amount attributable to a Division of the Separate Account or the GPA may not exceed the non-loaned Account Value of the Division or GPA. If Death Benefit Option 1 is in effect, MML Bay State will reduce the Selected Face Amount by the amount of the Withdrawal unless satisfactory evidence of insurability is provided. A Surrender Charge is not assessed for a Withdrawal.

Policy Loan Privilege

General. After the first Policy Year (or sooner if required by law), the Policyowner may obtain a loan from the Policy by sending a written request in a form satisfactory to Us. The maximum amount that can be borrowed at any time is 90% (unless a greater amount is required by law) of the Policy's Account Value less any Surrender Charge, reduced by any outstanding Policy Debt. The Policy must be assigned to MML Bay State as collateral for the loan.

Source of Loan. The loan amount requested is taken from Divisions of the Separate Account and the GPA in proportion to the non-loaned Account Value of each Division and the GPA on the date of the loan. Shares taken from the Divisions are liquidated and the resulting dollar amounts are transferred to the GPA. The Policy loan is then taken against the value in the GPA. We may delay the granting of any loan attributable to the GPA for up to six months. We may also delay the granting of any loan attributable to the Separate Account during any period that: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (ii) trading is restricted; or (iii) the SEC determines that a state of emergency exists; or (iv) during any period in which the Securities and Exchange Commission permits MML Bay State to delay payment for the protection of our Policyowners.

Whenever total Policy Debt (which includes accrued interest) exceeds the Account Value less Surrender Charges, MML Bay State will send a notice to the Policyowner. This notice will state the amount necessary to bring the Policy Debt back within the limit. If we do not receive payment of that amount within 31 days after the date we mailed the notice, and if Policy Debt exceeds the Account Value less any Surrender Charges at the end of those 31 days, the Policy terminates without value.

Interest Charged. At time of Application, the Policyowner may select a loan interest rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate. MML Bay State each year will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody's Investors Service, Inc., or, if it is no longer published, a substantially similar average. The maximum rate is the published monthly average for the calendar month ending two months before the Policy Year begins, or 4%, whichever is higher. If the maximum limit is not at least 1/2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum limit is at least 1/2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest accrues daily and becomes part of the Policy Debt as it accrues. It is due on each Policy Anniversary. If not paid when due, the interest will be added to the loan and, as part of the loan, will bear interest at the same rate. Any interest capitalized on a Policy Anniversary will be treated the same as a new loan and will be taken from the Divisions and the GPA in proportion to the non-loaned Account Value in each.

Repayment. All or part of any Policy Debt may be repaid at any time while the Insured is living and while the Policy is in force. Any loan repayment will first be allocated to the GPA until the Policyowner has repaid all loan amounts that originated from the GPA. Any additional loan repayments will be allocated according to the premium allocation factors in effect.

Any outstanding Policy Debt will be deducted from the proceeds payable upon the death of the Insured or the surrender of the Policy.

Interest on Loaned Value. Any loaned amount is held in the GPA and earns interest at a rate determined by MML Bay State, equal to the greater of 3% or the Policy loan rate less the Policy loan expense charge. The current loan expense charge rate is .90%, it is guaranteed not to exceed 2%.

Effect of Loan. A Policy loan affects the Policy since the Death Benefit and Cash Surrender Value under a Policy are reduced by the amount of the loan. Repayment of the loan increases the Death Benefit and Cash Surrender Value under the Policy by the amount of the repayment. Surrender of a Policy with outstanding Policy Debt may have tax consequences. (See Policy Proceeds, Premiums and Loans.)

As long as a loan is outstanding, a portion of the Policy's Account Value equal to the loan is held in the GPA. This amount is not affected by the Separate Account's investment performance. The Account Value is also affected because the portion of the Account Value equal to the Policy loan is credited with an interest rate declared by MML Bay State rather than a rate of return reflecting the investment performance of the Separate Account.

Free Look Provision

The Policyowner may cancel the Policy within 10 days (or longer if required by state law) after the Policyowner receives it, or 10 days after MML Bay State mails or delivers a written notice of withdrawal right to the Policyowner, or within 45 days after signing Part I of the Application, whichever is latest. The Policyowner may cancel increases in the Selected Face Amount under the same time limitations.

The Policyowner should mail or deliver the Policy and Policy delivery receipt either to MML Bay State's Principal Administrative Office or to the agent who sold the Policy or to one of our agency offices. If the Policy is canceled in this fashion, a refund will be made to the Policyowner. The refund equals the sum of: (i) the difference between the premiums paid and the amounts allocated to any Division(s) of the Separate Account and the GPA under the Policy; (ii) the total amount of monthly deductions made and any other charges imposed on amounts allocated to the Division(s) and the GPA; and (iii) the value of amounts allocated to the Division(s) or the GPA on the date we receive the returned Policy. For canceled increases in the Selected Face Amount, the refund equals the sum of: (i) the difference between the premiums paid attributable to the increase and the amounts allocated to any Division(s) and the GPA under the Policy; (ii) the total amount of monthly deductions and any other charges imposed on amounts attributable to the increase allocated to the Division(s) and the GPA; and (iii) the value on the day we receive the returned Policy of any amounts attributable to the increase allocated to the Division(s) for the GPA. If state law does not authorize the calculation above, the refund equals the total of all premiums paid for the Policy or increase, reduced by any amounts borrowed or withdrawn.

The Guaranteed Principal Account

A Policyowner may allocate some or all of the Net Premium and transfer some or all of the Account Value, to the Guaranteed Principal Account ("GPA"). Because of exemptive and exclusionary provisions, interests in MML Bay State's general account (which include interests in the Guaranteed Principal Account) are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and MML Bay State has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in the Prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Amounts allocated to the Guaranteed Principal Account become part of the General Account of MML Bay State, which consists of all assets owned by MML Bay State other than those in the Separate Account and other separate accounts of MML Bay State. Subject to applicable law, MML Bay State has sole discretion over the investment of the assets of its General Account.

The Policyowner may allocate some or all of the Net Premium to the Guaranteed Principal Account. MML Bay State guarantees that those amounts allocated to the GPA in excess of any Policy Debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any Policy Debt, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the Policy loan rate less an MML Bay State declared charge for expenses and taxes. This charge will not be greater than 2% per year. Such interest will be paid regardless of the actual investment experience of the GPA. Although MML Bay State is not obligated to credit interest at a rate higher than the guaranteed minimum, it may declare a higher rate applicable for such periods as it deems appropriate.

Federal Income Tax Considerations

The ultimate effect of federal income taxes on values under this Policy and on the economic benefit to the Policyowner or Beneficiary depends on MML Bay State's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not an exhaustive discussion of all tax questions that might arise under the Policy, and is not intended as tax advice. Moreover, no representation is made as to the likelihood of continuation of current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service. MML Bay State reserves the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes. For complete information on federal and state tax law considerations, a qualified tax adviser should be consulted. No attempt is made herein to consider any applicable state or other tax laws.

MML Bay State's Tax Status. MML Bay State is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Separate Account is not a separate entity from MML Bay State and its operations form a part of MML Bay State.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining Account Value. The investment income and realized capital gains are automatically applied to increase book reserves associated with the Policy. Under existing federal income tax law, the Separate Account's investment income, including net capital gains, is not taxed to MML Bay State to the extent applied to increase reserves associated with the Policy. The reserve items taken into account at the close of the taxable year for purposes of determining net increases and net decreases must be adjusted for tax purposes by subtracting an amount attributable to appreciation in the value of assets and by adding any amount attributable to depreciation. MML Bay State's basis in the Policy's share of the assets underlying the Separate Account will be adjusted for appreciation or depreciation, to the extent the reserves are adjusted. Thus, corporate-level capital gains and losses, and the tax effect thereof, are eliminated.

Due to MML Bay State's current tax status, no charge is made to the Separate Account for MML Bay State's federal income taxes that may be attributable to the Separate Account. Periodically, MML Bay State reviews the question of a charge to the Separate Account for MML Bay State's federal income taxes. A charge may be made for any federal income taxes incurred by MML Bay State that are attributable to the Separate Account. Depending on the method of calculating interest on Policy values allocated to the Guaranteed Principal Account (see preceding section), a charge may be imposed for the Policy's share of MML Bay State's federal income taxes attributable to that account.

Under current laws, MML Bay State may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, MML Bay State reserves the right to charge the Separate Account for such taxes, if any, attributable to the Separate Account.

Policy Proceeds, Premiums and Loans. MML Bay State believes that the Policy meets the statutory definition of life insurance under Code Section 7702 and hence receives the same tax treatment as that accorded to fixed benefit life insurance. Thus, the Death Benefit under the Policy is generally excludible from the gross income of the Beneficiary under Section 101(a)(1) of the Code. As an exception to this general rule, where a Policy has been transferred for value, only the portion of the Death Benefit which is equal to the total consideration paid for the Policy may be excluded from gross income. The Policyowner is not deemed to be in constructive receipt of the cash values, including increments thereon, under the Policy until a full surrender or partial withdrawal is made (unless the Policy is a "modified endowment contract," as discussed below).

Upon a full surrender of a Policy for its Cash Surrender Value, the Policyowner may recognize ordinary income for federal income tax purposes. Ordinary income is computed to be the amount by which the Account Value, unreduced by any outstanding Policy Debt but less any Surrender Charges assessed, exceeds the premiums paid but not previously recovered and any other consideration paid for the Policy.

Decreases in Selected Face Amount and Withdrawals may be taxable depending on the circumstances. Code Section 7702(f)(7) provides that where a reduction of future benefits occurs during the first 15 years after a Policy is issued and where there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or a part of the amount distributed. Where the provisions of Code Section 7702(f) do not cause a taxable event, a withdrawal is taxable only to the extent that it exceeds the Policyowner's unrecovered premiums. After 15 years, such cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid but not previously recovered. MML Bay State suggests that you consult with your tax adviser in advance of a proposed decrease in Selected Face Amount or withdrawal as to the portion, if any, which would be subject to federal income tax.

A change of the Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances.

MML Bay State also believes that under current law any loan received under the Policy will be treated as Policy Debt of a Policyowner, and that no part of any loan under a Policy will constitute income to the Policyowner unless the Policy has become a "modified endowment contract." If the Policy is a modified endowment contract under Code Section 7702A, loans will be fully taxable to the extent of income in the Policy and could be subject to an additional 10 percent tax. See the discussion on modified endowment contracts below. Under the "personal" interest limitation provisions of the Tax Reform Act of 1986, interest on Policy loans used for personal purposes, which otherwise meet the requirements of Code Section 264, will no longer be tax-deductible. However, other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax adviser for further guidance.

If the Policy is owned by a business or corporation, the 1986 Act may impose additional restrictions. The Act limits the interest deduction available for loans against a business-owned Policy. It imposes an indirect tax upon the gain in corporate-owned life insurance policies by way of the corporate alternative minimum tax, for those corporations subject to the alternative minimum tax. The corporate alternative minimum tax could also apply to a portion of the amount by which Death Benefits received exceed the Policy's date-of-death cash surrender value.

Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary.

MML Bay State cannot make any guarantee regarding the future tax treatment of any Policy. For complete information on the impact of changes with respect to the Policy and federal and state tax considerations, a qualified tax adviser should be consulted.

Modified Endowment Contracts. Contrary to the rules described above, loans, collateral assignments, and other amounts distributed under a "modified endowment contract" are taxable to the extent of any accumulated income in the Policy. In general, the amount which may be subject to taxation is the excess of the Account Value (both loaned and unloaned) over the previously unrecovered premiums paid. Death benefits paid under a modified endowment contract, however, are not taxed any differently from death benefits payable under other life insurance contracts.

A Policy is a modified endowment contract if it satisfies the definition of life insurance set out in the Internal Revenue Code but fails the additional "7-pay test." A Policy fails this test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. A Policy which would otherwise satisfy the 7-pay test will still be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

Certain changes will require a Policy to be retested to determine whether it has become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the Policy to be retested as if it had originally been issued with the reduced death benefit. If the premiums actually paid into the Policy exceed the limits under the 7-pay test for a policy with the reduced death benefit, the Policy will become a modified endowment contract. This change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new 7-pay limits.

In addition, a "material change" occurring at any time while the Policy is in force will require the Policy to be retested to determine whether it continues to meet the 7-pay test. A material change starts a new 7-pay test period. The term "material change" includes many increases in death benefits. A material change does not include an increase in death benefits which is attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest with respect to such premiums.

Since the Policy provides for flexible premium payments, the Company has instituted procedures to monitor whether increases in death benefits or additional premium payments cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premium payments will have to be considered.

If any amount is taxable as a distribution of income under a modified endowment contract, it will also be subject to a 10% penalty tax. Limited exceptions from the additional penalty tax are available for individual Policyowners. The penalty tax will not apply to distribution: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer. For complete information with respect to modified endowment contract status, a qualified tax adviser should be consulted.

Once a Policy fails the 7-pay test, loans and distributions occurring in the year of failure and thereafter become subject to the rules for modified endowment contracts. In addition, a recapture provision applies to loans and distributions received in anticipation of failing the 7-pay test. Any distribution or loan made within two years prior to failing the 7-pay test is considered to have been made in anticipation of the failure.

Under certain circumstances, a loan, collateral assignment, or other distribution under a modified endowment contract may be taxable even though it exceeds the amount of income accumulated in the Policy. For purposes of determining the amount of income received from a modified endowment contract, the law requires the aggregation of all modified endowment contracts issued to the same Policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans, collateral assignments, and distributions from any one such Policy are taxable to the extent of the income accumulated in all the Policies required to be aggregated.

Qualified Plans. The Policy may be used in conjunction with certain tax-qualified employee benefit plans. Since the rules governing such use are complex, a purchaser should not use the Policy in conjunction with any such qualified plan until he has consulted a competent tax adviser. The Policy may not be used in conjunction with an Individual Retirement Account (IRA).

Diversification Standards. To comply with final regulations under Code Section 817(h) ("Final Regulations"), each Fund of the Trusts is required to diversify its investments. The Final Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of a Fund's assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies to treat a pro-rata portion of each asset of a Fund as an asset of the Separate Account. All securities of the same issuer are treated as a single investment. However, each government agency or instrumentality is treated as a separate issuer.

With respect to variable life insurance contracts, the general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in United States Treasury securities, and for purposes of determining whether assets other than United States Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in United States Treasury securities. Notwithstanding this modification of the general diversification requirements, the Funds of the Trusts will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with the general standards.

In connection with the issuance of the temporary regulations prior to the Final Regulations, the Treasury announced that such temporary regulations did not provide guidance concerning the extent to which Policyowners may direct their investments to particular Divisions of a separate account. Regulations in this regard were not issued in connection with the Final Regulations, however. It is not clear, at this time, what future regulations might provide. It is possible that, if future regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, MML Bay State reserves the right to modify the Policy, as necessary, to prevent the Policyowner from being considered the owner of the assets of the Separate Account.

MML Bay State intends to comply with the Final Regulations to assure that the Policy continues to qualify as life insurance for federal income tax purposes.

Your Voting Rights

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, the Policyowner is entitled to give instructions as to how shares of the Funds held in the Separate Account (or other securities held in lieu of such shares) deemed attributable to the Policy shall be voted at meetings of shareholders of the Funds or the Trusts. Those persons entitled to give voting instructions are determined as of the record date for the meeting.

The number of shares of the Funds held in the Separate Account deemed attributable to the Policy during the lifetime of the Insured are determined by dividing the Policy's Account Value held in each Division of the Separate Account, if any, by $100. Fractional votes are counted.

Policyowners receive proxy material and a form with which such instructions may be given. Shares of the Funds held by the Separate Account as to which no effective instructions have been received are voted for or against any proposition in the same proportion as the shares as to which instructions have been received.

Reservation Of Rights

We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the Securities and Exchange Commission). If necessary, we will seek approval by Policyowners.

Specifically, we reserve the right to:

 . Create new Divisions of the Separate Account;

 . Create new Separate Accounts;

 . Combine any two or more Separate Accounts;

 . Make available additional Divisions of the Separate Account investing in additional investment companies;

 . Invest the assets of the Separate Account in securities other than shares of the Funds as a substitute for such shares already purchased or as the securities to be purchased in the future;

 . Operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law; and

 . De-register the Separate Account under the Investment Company Act of 1940 in the event such registration is no longer required.

MML Bay State also reserves the right to change the name of the Separate
Account.

We have reserved all rights to the name MML Bay State Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

Additional Provisions Of The Policy

Additional Benefits You Can Get by Rider

The Policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. An additional benefit is provided by rider and is subject to the terms of both the rider and the Policy. The cost of any rider is deducted as part of the Monthly Charges. Subject to state availability, the following riders are available.

Disability Benefit Rider. This rider provides that, in the event of the Insured's total disability that begins before Attained Age 65 and continues for at least six months, MML Bay State will apply a premium payment to the Policy on each Monthly Calculation Date while the Insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60).

At the time of application, a Specified Monthly Amount is selected by the Policyowner. In the event of the Insured's total disability, the amount of the premium payment applied on each Monthly Calculation Date will be the greater of:
(a) the Specified Monthly Amount; or (b) the Monthly Charge (increased by the current Premium Expense Charge) on that Monthly Calculation Date.

Accidental Death Benefit Rider. This rider provides for an addition to the Death Benefit in the event the Insured's death was caused by accidental bodily injury occurring within six months before the Insured's death. No benefit is provided under this rider if the Insured dies before his or her first birthday or after Attained Age 70.

Insurability Protection Rider. This rider allows the Policyowner to increase the Selected Face Amount of the Policy for a specified amount on specified dates, without evidence of insurability.

Death Benefit Guarantee Rider. Until Attained Age 70 or 40 years from the Policy Date, whichever is sooner, the Policy will not terminate when the Account Value is insufficient to cover the Monthly Charge on a Monthly Calculation Date if (a) exceeds (b) where:

(a) is the sum of all premiums paid, minus any withdrawals, and minus any Policy Debt; and

(b) is the sum of Minimum Monthly Premiums, for this rider since the Policy
Date.

Minimum Monthly Premiums may be paid on other than a monthly basis as long as the sum of premiums paid is at least equal to the total required Minimum Monthly Premiums on each Monthly Calculation Date. The Minimum Monthly Policy Premium may change if the Policy's Selected Face Amount is increased or decreased or if riders are added, changed, or terminated. The new Minimum Monthly Premium will apply from the effective date of the change.

If, on a Monthly Calculation Date, the Policy premium requirement has not been met, the Policyowner will be given an additional 61 days to pay a premium sufficient to maintain the death benefit guarantee. The required payment will be equal to (a) the smallest amount needed to meet the Policy premium requirement as of that date, plus (b) two times the Minimum Monthly Premium for that date. If the required payment is not received within this period, the rider will terminate and the death benefit guarantee will be lost. Once the rider is terminated, it cannot be reinstated.

Accelerated Death Benefit Rider. This rider advances the Policyowner a portion of the Death Benefit when MML Bay State receives proof, satisfactory to Us, the insured is terminally ill and is not expected to live more than 12 months. In return for the advanced payment, a lien is established against the Policy, equal to the amount of the Death Benefit accelerated under the Policy. Interest is not charged on the Lien.

Right to Exchange Insured Endorsement. Upon request, the Policy may include a Right to Exchange Insured Endorsement. Under this endorsement, the Policy may be exchanged for a new Policy on the life of a new Insured, subject to certain conditions and satisfactory evidence of insurability.

Exchange Privilege

The Policyowner may transfer the entire Account Value held in the Separate Account to the GPA at any time. The transfer will take effect following receipt by MML Bay State of a written request.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds after the Insured dies. The Policyowner names the Beneficiary in the application for the Policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

Any Beneficiary may be named an irrevocable Beneficiary. An irrevocable Beneficiary is one whose consent is needed to change that Beneficiary. The consent of any irrevocable Beneficiary is needed to exercise any Policy right except the right to:

   Change the frequency of Planned Premiums;

   Change the premium payment plan; and

   Reinstate the Policy after termination.

The Beneficiary may be changed during the Insured's lifetime by writing to our Principal Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living when the Insured dies, unless provided otherwise the Death Benefit is paid to the Policyowner or, if deceased, to the Policyowner's estate.

Assignment

The Policy may be assigned as collateral for a loan or other obligation. For any assignment to be binding on MML Bay State, however, We must receive a signed copy of it at our Principal Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any increases in Selected Face Amount, we must bring any legal action to contest the validity of a Policy within two years from its Issue Date. After that We cannot contest its validity, except for failure to pay premiums. For any increase in the Selected Face Amount, We must bring legal action to contest that increase within two years after the effective date of the increase or within two years after the Issue Date of the Insurability Protection Rider, if the increase is provided by that rider.

Error of Age or Sex

If the Insured's age or sex is misstated in the Policy application, the Death Benefit payable under the Policy will be adjusted based on what the Policy would provide according to the most recent Monthly Charge for the correct date of birth and correct sex.

Suicide

Suicide within two years of the Policy Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or less where required by law), the amount payable to the Beneficiary will be limited to premiums paid, less any withdrawals and Policy Debt. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in the Selected Face Amount, the death benefit for that increase will be limited to the amount of the Monthly Charges for that increase.

When We Pay Proceeds

If the Policy has not terminated, payment of the Cash Surrender Value, loan proceeds, or the Death Benefit are made within 7 days after we receive all required documents in a form satisfactory to Us at our Principal Administrative Office. But we can delay payment of the Cash Surrender Value or any withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the Death Benefit during any period that: it is not reasonably practicable to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings), trading is restricted by the SEC, or the SEC declares that an emergency exists; or the SEC, by order, permits Us to delay payment in order to protect our policyowners.

In addition, a premium payment is not available to satisfy a surrender request until the check, or other instrument by which the premium payment was made, has been honored.

We may delay paying any Cash Surrender Value, any withdrawal, or any loan proceeds based on the GPA for up to 6 months from the date the request is received at our Principal Administrative Office.

We can delay payment of the entire Death Benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, we generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization.

If payment of a Cash Surrender or withdrawal is delayed for 30 days or more, we add interest to the date of payment at the same rate as is paid under the interest payment option. Interest is paid on the Death Benefit from the date of death to the date of payment.

Payment Options

The Policy proceeds can be paid in cash, or if elected, all or part of these proceeds can be placed under one or more of the following payment options. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the Policy. The following payment options are currently available.

Fixed Amount Payment Option. Each monthly payment is for an agreed fixed amount not less than $10 for each $1,000 applied under the option. Interest of at least 2.5% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount We hold runs out.

Fixed Time Payment Option. Equal monthly payments are made for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the rate We credit interest to the unpaid balance. This interest rate will not be less than 2.5% per year.

Interest Payment Option. We hold amounts under this option and pay interest on the unpaid balance of at least 2.5% per year.

Lifetime Payment Option. Equal monthly payments are based on the life of a named person. Payments continue for the lifetime of that person. Three variations are available:

 .  Payments for life only;

 .  Payments guaranteed for five, ten or twenty years; and

 .  Payments guaranteed for the amount applied.

Joint Lifetime Payment Option. Equal monthly payments are based on the lives of two named persons. While both named persons are living, one payment will be made each month. When one of the named persons dies, the same payment continues for the lifetime of the other. Two variations are available:

 . Payments guaranteed for 10 years; and

 . Payments for two lives only. No specific number of payments is guaranteed. Under this option there may be one payment if the two named persons die prior to the second payment.

Joint Lifetime Payment Option with Reduced Payments. Monthly payments are based on the lives of two named persons. While both named persons are living, one payment will be made each month. When one dies, payments are reduced by one-third and will continue for the lifetime of the other.

Withdrawal Rights Under Payment Options. If provided in the payment option election, all or part of the unpaid balance under the Fixed Amount or Interest payment option may be withdrawn or applied under any other option. Payments which are based on a named person's life may not be withdrawn.

Records And Reports

All records and accounts relating to the Separate Account and the GPA are maintained by MassMutual or MML Bay State. Each year within 30 days after the Policy Anniversary, MML Bay State will mail you a report showing the Account Value at the beginning of the previous Policy Year, all premiums paid since that time, all additions to and deductions from the Account Value during the year, and the Account Value, Death Benefit, Cash Surrender Value and Policy Debt as of the latest Policy Anniversary. This report contains any additional information required by any applicable law or regulation.

Sales And Other Agreements

MML Distributors, LLC ("MML Distributors"), 1414 Main Street, Springfield, MA 01144-1013, is the principal underwriter of the Policy pursuant to an Underwriting and Servicing Agreement to which MML Distributors, MML Bay State and the Separate Account are parties. MML Investors Services, Inc. ("MMLISI"), also located at 1414 Main Street, Springfield, MA 01144-1013, serves as the co-underwriter of the Policy Both MML Distributors and MMLISI are registered with the Securities and Exchange Commission (the "SEC") as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (the "NASD").

MML Distributors may enter into selling agreements with other broker-dealers which are registered with the SEC and are members of the NASD ("selling brokers"). MML Bay State sells the Policy through agents who are licensed by state insurance officials to sell the Policy. These agents are also registered representatives of selling brokers or of MMLISI. The Policy is offered in all states where MML Bay State is authorized to sell variable life insurance.

The Company also may contract with independent third party broker-dealers who may act as wholesalers by assisting the company in finding Broker-dealers to offer and sell the Policies. These parties also may provide training, marketing and other sales related functions for the Company and other broker-dealers and may provide certain administrative services to the Company in connection with the Policies. The Company may pay such parties compensation based on premium payments for the Policies purchased through broker-dealers selected by the wholesaler. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/ or business seminars.

When an application for the Policy is completed, it is submitted to MML Bay State. Under a service agreement between MML Bay State and MassMutual (described below under Service Agreement), MassMutual performs suitability and insurance underwriting and determines whether to accept or reject the application for the Policy and the Insured's risk classification. If the application is not accepted, MML Bay State will refund any premium that has been paid.

Pursuant to the Underwriting and Servicing Agreement, both MML Distributors and MMLISI will receive compensation for their activities as underwriters of the Policy. Compensation paid to MML Distributors and MMLISI during 1997 totaled $210,000. Commissions will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the Policy. During 1997 such payments amounted to $23,602,341.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Compensation

Writing agents will receive commissions based on a commission schedule and rules. Some commissions are paid as a percentage of the premium payable in each Policy Year. The maximum commission percentages are as follows:

For Policy Year 1, 50% for basic premium and 2% for amount paid above basic premium; for Policy Years 2 through 5, 6% of basic premium and 2% for amounts paid above basic premium; for Policy Years 6 and 7, 5% of basic premium and 2% for amounts paid above basic premium; for Policy Years 8 through 10, 4% of basic premium and 2% for amounts above basic premium, and 2% for basic premium and amounts above basic premium for Policy Years 11 through 20. Thereafter, no premium-based commissions are paid.

Basic premium is an amount established by MML Bay State for the purposes of determining commissions payable on a Policy.

For Policy Years 2 through 20, writing agents will also receive a commission of 0.15% of the average monthly Account Value in each Policy Year. The 0.15% percentage drops to 0.05% for Policy Years 21 and later.

Agents under financing agreements with a general agent of MassMutual may be compensated differently. Agents who meet certain productivity and persistency standards in selling MML Bay State and MassMutual policies are eligible for additional compensation. General Agents and district managers who are registered representatives of MMLISI also may receive commission overrides, allowances and other compensation.

While the compensation payable to broker-dealers for sales of Policies may vary with the sales agreement and level of production, they generally are expected to be comparable to the aggregate compensation paid to Company agents and general agents.

Bonding Arrangement

An insurance company blanket bond is maintained providing $50,000,000 coverage for officers and employees of MassMutual and MML Bay State (subject to a $350,000 deductible) and $25,000,000 for MassMutual's general agents and agents (also subject to a $350,000 deductible).

Directors and Executive Officers of MML Bay State

The directors and executive vice presidents of MML Bay State, their positions and their other business affiliations and business experience for the past five years are listed on the following page.

                      MML BAY STATE LIFE INSURANCE COMPANY

---------------------------------------------------------------------------------------------------------------------------------

NAME AND POSITION                         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

---------------------------------------------------------------------------------------------------------------------------------
Paul D. Adomato, Director and Senior      Director, since 1987, and Senior Vice President-Operations, since 1996, MML Bay
Vice President-Operations                 State; Senior Vice President, since 1986, Mass Mutual
140 Garden Street
Hartford, CT 06154
---------------------------------------------------------------------------------------------------------------------------------
Lawrence V. Burkett, Jr., Director,       Director, President and Chief Executive Officer, since 1996, MML Bay State;
President and Chief Executive Officer     Executive Vice President and General Counsel, since 1993, Senior Vice President and
1295 State Street                         Deputy General Counsel, 1992-1993, MassMutual
Springfield, MA 01111
---------------------------------------------------------------------------------------------------------------------------------
John B. Davies, Director                  Director, MML Bay State, since 1996; Executive Vice President, since 1994,
1295 State Street                         Associate Executive Vice President, 1994-1994, General Agent, 1982-1993,
Springfield, MA 01111                     MassMutual
---------------------------------------------------------------------------------------------------------------------------------
Anne Melissa Dowling, Director and        Director and Senior Vice President-Large Corporate Marketing, MML Bay State, since
Senior Vice President-Large Corporate     1996; Senior Vice President, MassMutual, since 1996; Chief Investment Officer,
Marketing                                 Connecticut Mutual Life Insurance Company, 1994-1996; Senior Vice President-
140 Garden Street                         International, Travelers Insurance Co., 1987-1993
Hartford, CT 06154
---------------------------------------------------------------------------------------------------------------------------------
Maureen R. Ford, Director and Senior      Director and Senior Vice President-Annuity Marketing, MML Bay State, since 1996;
Vice President-Annuity Marketing          Senior Vice President, MassMutual, since 1996; Marketing Officer, Connecticut
140 Garden Street                         Mutual Life Insurance Company, 1989-1996
Hartford, CT 06154
---------------------------------------------------------------------------------------------------------------------------------
Isadore Jermyn, Director and Senior Vice  Director, since 1990, and Senior Vice President and Actuary, since 1996, MML Bay
President and Actuary                     State; Senior Vice President and Actuary, since 1995, Vice President and Actuary,
1295 State Street                         1980-1995, MassMutual
Springfield, MA 01111
---------------------------------------------------------------------------------------------------------------------------------
Stuart H. Reese, Director and Senior Vice Director, since 1994, and Senior Vice President-Investments, since 1996, MML Bay
President-Investments                     State; Senior Vice President, MassMutual, since 1993; Investment Manager, Aetna
1295 State Street                         Life and Casualty and Affiliates, 1979-1993
Springfield, MA 01111
---------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OFFICERS (other than those who are also Directors):

---------------------------------------------------------------------------------------------------------------------------------
Edward M. Kline                           Treasurer, MML Bay State, since 1997; Vice President, since 1989, Treasurer, since
1295 State Street                         1997, MassMutual
Springfield, MA 01111
---------------------------------------------------------------------------------------------------------------------------------
Ann F. Lomeli                             Vice President, since 1997, and Secretary, since 1998, MML Bay State; Vice
1295 State Street                         President, Secretary and Associate General Counsel, since 1998, Associate Secretary,
Springfield, MA 01111                     1996-1998, MassMutual; Corporate Secretary and Counsel, Connecticut Mutual Life
                                          Insurance Company, 1988-1996
---------------------------------------------------------------------------------------------------------------------------------

Legal Proceedings

We are not currently involved in any legal proceedings which would have a material impact on the Policy.

Experts

The financial statements of the Variable Life Select segment of the Separate Account included in this Prospectus have been included herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

The audited statements of statutory financial position of MML Bay State as of December 31, 1997 and 1996 and the related statements of income, changes in capital stock and surplus and cash flows for each of the years in the three year period ended December 31, 1997 included in this Prospectus have been so included in reliance on the report of Coopers & Lybrand L.L.P, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Actuarial matters in the Prospectus have been examined by Craig Waddington, FSA, MAAA. An opinion on actuarial matters is filed as an exhibit to the registration statements we filed with the SEC.

Financial Statements

The financial statements of MML Bay State and the Variable Life Select segment of the Separate Account included herein should be considered only as bearing upon the ability of MML Bay State to meet its obligations under the Policy.

Report Of Independent Accountants

To the Board of Directors and Policyowners of MML Bay State Life Insurance Company

We have audited the statements of assets and liabilities of the MML Equity Division, MML Money Market Division, MML Managed Bond Division, MML Blend Division, Oppenheimer Capital Appreciation Division, Oppenheimer Growth Division, Oppenheimer Global Securities Division, and Oppenheimer Strategic Bond Division of the Variable Life Select segment of MML Bay State Variable Life Separate Account I as of December 31, 1997, and the related statements of operations for the year then ended, and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of December 31, 1997 by examination of the records of MML Series Investment Fund and by confirmation with Oppenheimer Variable Account Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the MML Equity Division, MML Money Market Division, MML Managed Bond Division, MML Blend Division, Oppenheimer Capital Appreciation Division, Oppenheimer Growth Division, Oppenheimer Global Securities Division, and Oppenheimer Strategic Bond Division of the Variable Life Select segment of MML Bay State Variable Life Separate Account I as of December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

Springfield, Massachusetts
February 3, 1998

MML Bay State Variable Life Separate Account I -- Variable Life Select

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

                                                       MML           MML                      Oppenheimer
                                         MML          Money        Managed          MML         Capital    Oppenheimer
                                        Equity        Market         Bond          Blend      Appreciation    Growth
                                       Division      Division      Division       Division      Division     Division
                                     -----------   -----------   -----------   -----------    -----------   -----------
ASSETS
Investments
  Number of shares (Note 2)             2,176,157     3,154,109       202,776       844,830       518,814       480,312
                                      ===========   ===========   ===========   ===========   ===========   ===========
  Identified cost (Note 3B)           $68,789,071   $ 3,154,109   $ 2,478,068   $19,474,523   $19,752,578   $13,570,237
                                      ===========   ===========   ===========   ===========   ===========   ===========
  Value (Note 3A)                     $77,129,843   $ 3,154,109   $ 2,516,238   $20,343,161   $21,250,607   $15,581,317
Receivable from MML Bay State
  Life Insurance Company                       --            --        85,497            --            --            --
Dividends receivable                    6,219,091        14,459        40,458     1,524,996            --            --
                                      -----------   -----------   -----------   -----------   -----------   -----------
    Total assets                       83,348,934     3,168,568     2,642,193    21,868,157    21,250,607    15,581,317

LIABILITIES
Payable to MML Bay State
  Life Insurance Company                  474,271        74,160            --       102,205        72,606       101,795
                                      -----------   -----------   -----------   -----------   -----------   -----------
NET ASSETS                            $82,874,663   $ 3,094,408   $ 2,642,193   $21,765,952   $21,178,001   $15,479,522
                                      ===========   ===========   ===========   ===========   ===========   ===========

Net Assets:
For variable life insurance policies  $82,866,128   $ 3,088,825   $ 2,636,164   $21,758,559   $21,170,402   $15,470,828

Retained in Variable Life
  Separate Account I by
  MML Bay State
  Life Insurance Company                    8,535         5,583         6,029         7,393         7,599         8,694
                                      -----------   -----------   -----------   -----------   -----------   -----------
     Net assets                       $82,874,663   $ 3,094,408   $ 2,642,193   $21,765,952   $21,178,001   $15,479,522
                                      ===========   ===========   ===========   ===========   ===========   ===========
Accumulation units (Note 8)
  Policyowners                         48,753,500     2,767,152     2,187,229    14,715,948    13,935,093     8,905,032
  MML Bay State Life
    Insurance Company                       5,000         5,000         5,000         5,000         5,000         5,000
                                      -----------   -----------   -----------   -----------   -----------   -----------
  Total units:                         48,758,500     2,772,152     2,192,229    14,720,948    13,940,093     8,910,032
                                      ===========   ===========   ===========   ===========   ===========   ===========
NET ASSET VALUE PER
  ACCUMULATION UNIT
  December 31, 1997                   $      1.70   $      1.12   $      1.21   $      1.48   $      1.52   $      1.74
  December 31, 1996                          1.33          1.07          1.10          1.23          1.37          1.38
  December 31, 1995                          1.11          1.02          1.07          1.08          1.14          1.11
                                             Oppenheimer  Oppenheimer
                                               Global      Strategic
                                             Securities      Bond
                                              Division      Division
                                             -----------   -----------
ASSETS
Investments
  Number of shares (Note 2)                      593,192       463,093
                                             ===========   ===========
  Identified cost (Note 3B)                  $11,094,079   $ 2,370,445
                                             ===========   ===========
  Value (Note 3A)                            $12,676,506   $ 2,371,037
Receivable from MML Bay State
  Life Insurance Company                              --            --
Dividends receivable                                  --            --
                                             -----------   -----------
   Total assets                               12,676,506     2,371,037

LIABILITIES
Payable to MML Bay State
  Life Insurance Company                          59,768         6,374
                                             -----------   -----------
NET ASSETS                                   $12,616,738   $ 2,364,663
                                             ===========   ===========
Net Assets:
For variable life insurance policies         $12,609,774   $ 2,358,254

Retained in Variable Life
  Separate Account I by
  MML Bay State
  Life Insurance Company                           6,964         6,409
                                             -----------   -----------
      Net assets                             $12,616,738   $ 2,364,663
                                             ===========   ===========
Accumulation units (Note 8)
  Policyowners                                 9,060,392     1,840,242
  MML Bay State Life
   Insurance Company                               5,000         5,000
                                             -----------   -----------
 Total units:                                  9,065,392     1,845,242
                                             ===========   ===========
NET ASSET VALUE PER
 ACCUMULATION UNIT
  December 31, 1997                          $      1.39   $      1.28
  December 31, 1996                                 1.14          1.19
  December 31, 1995                                 0.98          1.06

                      See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I -- Variable Life Select

STATEMENT OF OPERATIONS
For The Year Ended December 31, 1997

                                                MML          MML                  Oppenheimer               Oppenheimer  Oppenheimer
                                     MML       Money       Managed      MML        Capital     Oppenheimer    Global      Strategic
                                    Equity     Market       Bond       Blend     Appreciation    Growth     Securities      Bond
                                   Division   Division    Division    Division     Division     Division     Division     Division
                                 -----------  ---------  ---------  -----------  -----------  -----------  -----------  ------------
Investment income
Dividends (Note 3B)              $ 6,219,627  $ 135,287  $ 113,431  $ 1,915,204  $   491,026  $   394,270  $    67,545   $ 129,902

Expenses
Mortality and expense risk fees
 (Note 4)                            303,936     14,680      8,498       83,619       78,822       54,338       44,704       8,844
                                 -----------  ---------  ---------  -----------  -----------  -----------  -----------   ---------
Net investment income
 (Note 3C)                         5,915,691    120,607    104,933    1,831,585      412,204      339,932       22,841     121,058
                                 -----------  ---------  ---------  -----------  -----------  -----------  -----------   ---------

Net realized and unrealized
gain (loss) on investments
Net realized gain on investments
 (Notes 3B, 3C and 6)                314,328         --     11,096      192,644       65,632       43,880       56,528      17,308
Change in net unrealized
 appreciation/depreciation
 of investments                    6,705,777         --     32,580      698,006    1,178,095    1,602,645    1,253,546      (8,420)
                                 -----------  ---------  ---------  -----------  -----------  -----------  -----------   ---------

Net gain on investments            7,020,105         --     43,676      890,650    1,243,727    1,646,525    1,310,074       8,888
                                 -----------  ---------  ---------  -----------  -----------  -----------  -----------   ---------

Net increase in net assets
 resulting from operations       $12,935,796  $ 120,607  $ 148,609  $ 2,722,235  $ 1,655,931  $ 1,986,457  $ 1,332,915   $ 129,946
                                 ===========  =========  =========  ===========  ===========  ===========  ===========   =========

                      See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I -- Variable Life Select

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1997

                                                           MML             MML                         Oppenheimer
                                           MML            Money           Managed          MML           Capital        Oppenheimer
                                          Equity          Market           Bond           Blend        Appreciation        Growth
                                         Division        Division        Division        Division        Division         Division
                                       ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
Operations:
 Net investment income (loss)          $  5,915,691    $    120,607    $    104,933    $  1,831,585    $    412,204    $    339,932
 Net realized gain on investments           314,328              --          11,096         192,644          65,632          43,880
 Change in net unrealized
  appreciation/depreciation
  of investments                          6,705,777              --          32,580         698,006       1,178,095       1,602,645
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase in net assets
 resulting from operations               12,935,796         120,607         148,609       2,722,235       1,655,931       1,986,457
                                       ------------    ------------    ------------    ------------    ------------    ------------
Capital transactions: (Note 8)
 Transfer of net premium                 49,505,889       4,018,818       1,801,060      11,831,312      15,089,936      10,073,360
 Transfer of surrender values              (514,100)           (854)        (27,128)        (72,260)       (161,819)        (96,345)
 Transfer due to death benefits             (16,424)           (610)            (46)         (1,153)         (2,315)         (2,263)
 Transfer due to policy loans              (513,864)         (6,886)        (25,901)        (84,855)       (111,653)        (64,268)
 Transfer due to reimbursement
  (payment) of accumulation
  unit value fluctuation                      4,922          (1,823)           (664)        (11,460)         19,347          10,717
Withdrawal due to charges for
 administrative and insurance
 costs                                  (10,799,025)       (380,100)       (253,141)     (2,560,362)     (3,133,404)     (1,919,598)
Divisional transfers                        539,311      (2,733,498)         17,689         385,192         726,006         798,005
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase in net assets resulting
 from capital transactions               38,206,709         895,047       1,511,869       9,486,414      12,426,098       8,799,608
                                       ------------    ------------    ------------    ------------    ------------    ------------
Total increase                           51,142,505       1,015,654       1,660,478      12,208,649      14,082,029      10,786,065


NET ASSETS, at beginning
 of the year                             31,732,158       2,078,754         981,715       9,557,303       7,095,972       4,693,457
                                       ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS, at end
 of the year                           $ 82,874,663    $  3,094,408    $  2,642,193    $ 21,765,952    $ 21,178,001    $ 15,479,522
                                       ============    ============    ============    ============    ============    ============
                                          Oppenheimer     Oppenheimer
                                            Global         Strategic
                                          Securities         Bond
                                           Division        Division
                                         ------------    ------------
Increase (decrease) in net assets
Operations:
 Net investment income (loss)            $     22,841    $    121,058
 Net realized gain on investments              56,528          17,308
 Change in net unrealized
  appreciation/depreciation
  of investments                            1,253,546          (8,420)
                                         ------------    ------------
Net increase in net assets
 resulting from operations                  1,332,915         129,946
                                         ------------    ------------
Capital transactions: (Note 8)
 Transfer of net premium                    8,331,016       1,982,971
 Transfer of surrender values                (127,179)         (4,980)
 Transfer due to death benefits                (1,759)             --
 Transfer due to policy loans                 (81,088)        (19,273)
 Transfer due to reimbursement
  (payment) of accumulation
  unit value fluctuation                       60,217             309
Withdrawal due to charges for
 administrative and insurance
 costs                                     (1,667,520)       (233,452)
Divisional transfers                          779,628        (512,333)
                                         ------------    ------------
Net increase in net assets resulting
 from capital transactions                  7,293,315       1,213,242
                                         ------------    ------------
Total increase                              8,626,230       1,343,188

NET ASSETS, at beginning
 of the year                                3,990,508       1,021,475
                                         ------------    ------------
NET ASSETS, at end
 of the year                             $ 12,616,738    $  2,364,663
                                         ============    ============

                      See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I -- Variable Life Select

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1996

                                                           MML             MML                         Oppenheimer
                                           MML            Money          Managed           MML           Capital        Oppenheimer
                                          Equity          Market           Bond           Blend        Appreciation       Growth
                                         Division        Division        Division        Division        Division        Division
                                       ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
Operations:
 Net investment income (loss)          $  1,338,046    $     48,452    $     37,859    $    417,002    $     70,764    $     60,918
 Net realized gain (loss)
  on investments                             38,361              --          (5,115)         16,801          13,931           9,715
Change in net unrealized
 appreciation/depreciation
 of investments                           1,655,378              --           5,128         175,645         284,426         395,992
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase in net assets
 resulting from operations                3,031,785          48,452          37,872         609,448         369,121         466,625
                                       ------------    ------------    ------------    ------------    ------------    ------------
Capital transactions: (Note 8)
 Transfer of net premium                 29,910,433       2,644,110         973,885       8,924,889       7,016,705       4,377,763
 Transfer of surrender values               (99,769)                        (26,686)        (74,239)         (7,461)         (4,953)
 Transfer due to death benefits              (8,937)                           (981)         (1,994)           (973)           (244)
 Transfer due to policy loans               (13,345)                                         (6,322)         (1,328)         (1,344)
 Transfer due to reimbursement
  (payment) of accumulation
  unit value fluctuation                      9,677            (221)            132          21,221           3,582           5,113
Withdrawal due to charges for
 administrative and insurance
 costs                                   (4,966,530)       (234,736)       (142,715)     (1,271,356)     (1,129,387)       (636,020)
Divisional transfers                        437,378        (945,250)         45,289         175,619         212,004          63,427
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase in net assets resulting
 from capital transactions               25,268,907       1,463,903         848,924       7,767,818       6,093,142       3,803,742
                                       ------------    ------------    ------------    ------------    ------------    ------------
Total increase                           28,300,692       1,512,355         886,796       8,377,266       6,462,263       4,270,367

NET ASSETS, at beginning
 of the year                              3,431,466         566,399          94,919       1,180,037         633,709         423,090
                                       ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS, at end
 of the year                           $ 31,732,158    $  2,078,754    $    981,715    $  9,557,303    $  7,095,972    $  4,693,457
                                       ============    ============    ============    ============    ============    ============
                                        Oppenheimer     Oppenheimer
                                          Global         Strategic
                                        Securities         Bond
                                         Division        Division
                                       ------------    ------------
Increase (decrease) in net assets
Operations:
 Net investment income (loss)          $    (10,479)   $     43,170
 Net realized gain (loss)
  on investments                              3,188           1,575
Change in net unrealized
 appreciation/depreciation
 of investments                             327,944           8,504
                                       ------------    ------------
Net increase in net assets
 resulting from operations                  320,653          53,249
                                       ------------    ------------
Capital transactions: (Note 8)
 Transfer of net premium                  3,782,940       1,053,635
 Transfer of surrender values                (4,781)         (1,588)
 Transfer due to death benefits                (837)           (230)
 Transfer due to policy loans                (2,948)             --
 Transfer due to reimbursement
  (payment) of accumulation
  unit value fluctuation                      5,187             121
Withdrawal due to charges for
 administrative and insurance
 costs                                     (635,695)       (120,419)
Divisional transfers                         88,724         (77,191)
                                       ------------    ------------
Net increase in net assets resulting
 from capital transactions                3,232,590         854,328
                                       ------------    ------------
Total increase                            3,553,243         907,577

NET ASSETS, at beginning
 of the year                                437,265         113,898
                                       ------------    ------------
NET ASSETS, at end
 of the year                           $  3,990,508    $  1,021,475
                                       ============    ============

                      See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I - Variable Life Select

Notes To Financial Statements

1.  HISTORY

    MML Bay State Variable Life Separate Account I ("Separate Account I") is a separate investment account established on June 9, 1982 by MML Bay State Life Insurance Company ("MML Bay State") in accordance with the provisions of Chapter 376 of the Missouri statutes. On June 30, 1997, MML Bay State redomesticated from the state of Missouri to the state of Connecticut. MML Bay State is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual").

    MML Bay State maintains three segments within Separate Account I. The initial segment ("Variable Life Segment") is used exclusively for MML Bay State's limited payment variable whole life insurance policy.

    On August 4, 1988, MML Bay State established a second segment ("Variable Life Plus Segment") within Separate Account I to be used exclusively for MML Bay State's flexible premium variable whole life insurance policy.

    On July 24, 1995, MML Bay State established a third segment ("Variable Life Select Segment") within Separate Account I to be used exclusively for MML Bay State's flexible premium variable whole life insurance policy.

    The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 and the rules promulgated thereunder. MML Bay State paid $40,000 to the Variable Life Select Segment on July 24, 1995 to provide initial capital: 7,656 shares were purchased in the two management investment companies described in Note 2 supporting the eight divisions of the Variable Life Select Segment.

2.  INVESTMENT OF THE VARIABLE LIFE SELECT SEGMENT'S ASSETS

    The Variable Life Select Segment maintains eight divisions. The MML Equity Division invests in shares of MML Equity Fund, the MML Money Market Division invests in shares of MML Money Market Fund, the MML Managed Bond Division invests in shares of MML Managed Bond Fund and the MML Blend Division invests in shares of MML Blend Fund. The Oppenheimer Capital Appreciation Division invests in shares of Oppenheimer Capital Appreciation Fund, the Oppenheimer Growth Division invests in shares of Oppenheimer Growth Fund, the Oppenheimer Global Securities Division invests in shares of Oppenheimer Global Securities Fund and the Oppenheimer Strategic Bond Division invests in shares of Oppenheimer Strategic Bond Fund.

    MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund are four series of the MML Series Investment Fund (the "MML Trust"). The MML Trust registered, is a no-load, open-end, management investment company for which MassMutual serves as investment manager. Concert Capital Management, Inc. ("Concert") served as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund from 1993-1996. Concert merged with and into David L. Babson and Company, Inc. ("Babson") effective December 31, 1996. At such time, both Concert and Babson were wholly-owned subsidiaries of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. Thus, effective January 1, 1997, Babson serves as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund.

    Oppenheimer Capital Appreciation Fund, Oppenheimer Growth Fund, Oppenheimer Global Securities Fund and Oppenheimer Strategic Bond Fund are components of the Oppenheimer Variable Account Funds (the "Oppenheimer Trust"). The Oppenheimer Trust is a registered, open-end, diversified management investment company for which OppenheimerFunds, Inc. ("OFI"), a controlled subsidiary of MassMutual, serves as investment advisor (prior to January 5, 1996, OFI was known as Oppenheimer Management Corporation).

    In addition to the eight divisions of the Variable Life Select Segment, a policyowner may also allocate funds to the Guaranteed Principal Account, which is part of MML Bay State's general account. Because of exemptive and exclusionary provisions, interests in the Guaranteed Principal Account, are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940.

3.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed consistently by the Variable Life Select Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

    A.  Investment Valuation

    Investments in the MML Trust and the Oppenheimer Trust are each stated at market value which is the net asset value per share of each of the respective underlying funds.

    B.  Accounting for Investments

    Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

    C.  Federal Income Taxes

    MML Bay State is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Variable Life Select Segment is part of MML Bay State's total operation and is not taxed separately. The Variable Life Select Segment will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Variable Life Select Segment credited to the policies. Accordingly, MML Bay State does not intend to make any charge to the Variable Life Select Segment's divisions to provide for company income taxes. MML Bay State may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Variable Life Select Segment.

    D.  Policy Loan

    When a policy loan is made, the Variable Life Select Segment transfers the amount of the loan to MML Bay State, thereby decreasing both the investments and net assets of the Variable Life Select Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate, in all jurisdictions except Arkansas, at the time of application. All loan repayments are allocated to the Guaranteed Principal Account.

    The policyowner earns interest at an annual rate determined by MML Bay State, which will not be less than 4%, on any loaned amount.

    E.  Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.  CHARGES

    MML Bay State charges the Variable Life Select Segment divisions for the mortality and expense risks it assumes. The charge is made daily at an effective annual rate of 0.55% of the value of each division's net assets.

    MML Bay State makes certain deductions from the annual premium before amounts are allocated to the Variable Life Select Segment and the Guaranteed Principal Account. The deductions are for sales charges and state premium taxes. No additional deductions are taken when money is transferred from the Guaranteed Principal Account to the Variable Life Select Segment. MML Bay State also makes certain charges for the cost of insurance and administrative costs.

5.   SALES AGREEMENTS

     Effective May 1, 1996, MML Distributors, LLC ("MML Distributors"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MML Bay State and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

     Prior to May 1, 1996, MML Investors Services, Inc. ("MMLISI") a wholly-owned subsidiary of MassMutual, served as principal underwriter of the policies. Effective May 1, 1996, MMLISI serves as co-underwriter of the policies pursuant to underwriting and servicing agreements among MMLISI, MML Bay State and Separate Account I, MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable life insurance agents under applicable state insurance laws.

     Under the sales agreement among MMLISI, MML Bay State and Separate Account I, agents receive commissions and service fees from MMLISI for selling and servicing the policies. MassMutual reimburses MMLISI for such compensation and for other expenses incurred in marketing and selling the policies.

6.   PURCHASES AND SALES OF INVESTMENTS

                                          MML          MML                     Oppenheimer                 Oppenheimer   Oppenheimer
                             MML         Money       Managed        MML         Capital      Oppenheimer     Global       Strategic
 For The Year Ended         Equity       Market        Bond        Blend      Appreciation     Growth      Securities       Bond
 December 31, 1997         Division     Division     Division     Division      Division      Division      Division      Division
 -----------------       -----------  -----------  -----------  -----------   -----------   -----------   -----------   -----------
 Cost of purchases       $40,811,045  $ 4,109,626  $ 1,862,320  $11,557,272   $13,126,429   $ 9,361,143   $ 7,576,516   $ 1,936,268
 Proceeds from sales       1,261,951    3,137,419      358,571    1,372,932       351,830       188,028       234,218       598,780
 Average monthly value
  of securities           54,566,751    2,656,741    1,553,740   15,043,691    14,120,434     9,806,870     8,164,850     1,609,774

7.   NET INVESTMENT RETURN

     The following table shows the net investment return for each division in the Variable Life Select Segment:

 For the Years Ended
 December 31, 1997
 and 1996 and *For the Period                 MML         MML                   Oppenheimer                Oppenheimer  Oppenheimer
 July 24, 1995                     MML       Money       Managed      MML         Capital     Oppenheimer     Global     Strategic
 (Commencement of Operations)    Equity      Market       Bond       Blend     Appreciation     Growth      Securities      Bond
 Through December 31, 1995      Division    Division    Division    Division     Division      Division      Division     Division
 -------------------------     ----------  ----------  ----------  ----------  ------------  ------------  ------------ ------------

 December 31, 1997               23.55%       4.57%       9.52%       18.01%       11.64%       20.71%         16.50%      8.10%
 December 31, 1996               19.56%       4.33%       7.36%       13.81%       11.34%       21.89%         16.86%     11.35%
 *December 31, 1995               9.84%       1.81%       7.03%        8.19%       16.64%        6.83%          0.38%      7.28%

     The net investment return for each division of the Variable Life Select Segment is computed using the net increase in net assets resulting from operations as compared to the average monthly net assets. The net investment return figures shown above do not reflect expenses related to insurance products. Inclusion of such expenses would reduce the net investment return figures for all periods shown.

     Note: The amounts shown for the period July 24, 1995 through December 31, 1995 are not annualized.

8.   NET INCREASE (DECREASE) IN ACCUMULATION UNITS

                                                           MML            MML                       Oppenheimer
                                            MML           Money          Managed         MML          Capital      Oppenheimer
  For the Year Ended                       Equity         Market          Bond          Blend       Appreciation      Growth
  December 31, 1997                       Division       Division       Division       Division       Division       Division
  -----------------                     -----------    -----------    -----------    -----------    -----------    -----------
  Units purchased                        32,276,942      3,718,700      1,565,039      8,661,278     10,584,447      6,299,507
  Units withdrawn                        (7,717,199)      (413,452)      (283,020)    (1,998,142)    (2,355,503)    (1,285,847)
  Units transferred between divisions       318,250     (2,481,233)        19,743        284,644        521,155        492,069
                                        -----------    -----------    -----------    -----------    -----------    -----------
  Net increase                           24,877,993        824,015      1,301,762      6,947,780      8,750,099      5,505,729

  Units, at beginning of the year        23,880,507      1,948,137        890,467      7,773,168      5,189,994      3,404,303
                                        -----------    -----------    -----------    -----------    -----------    -----------
  Units, at end of the year              48,758,500      2,772,152      2,192,229     14,720,948     13,940,093      8,910,032
                                        ===========    ===========    ===========    ===========    ===========    ===========
                                       Oppenheimer    Oppenheimer
                                         Global        Strategic
  For the Year Ended                   Securities        Bond
  December 31, 1997                     Division       Division
  -----------------                   -----------    -----------
  Units purchased                       6,398,083      1,613,459
  Units withdrawn                      (1,435,337)      (208,376)
  Units transferred between divisions     603,103       (421,667)
                                      -----------    -----------
  Net increase                          5,565,849        983,416

  Units, at beginning of the year       3,499,543        861,826
                                      -----------    -----------
  Units, at end of the year             9,065,392      1,845,242
                                      ===========    ===========

                                                          MML            MML                       Oppenheimer
                                           MML           Money         Managed          MML          Capital      Oppenheimer
  For the Year Ended                      Equity         Market          Bond          Blend       Appreciation      Growth
  December 31, 1996                      Division       Division       Division       Division       Division       Division
  -----------------                    -----------    -----------    -----------    -----------    -----------    -----------
  Units purchased                       24,547,089      2,522,550        916,330      7,676,118      5,328,925      3,469,793
  Units withdrawn                       (4,108,686)      (253,952)      (157,673)    (1,137,726)      (851,432)      (500,556)
  Units transferred between divisions      353,401       (874,974)        43,398        147,032        158,585         52,912
                                       -----------    -----------    -----------    -----------    -----------    -----------
  Net increase                          20,791,804      1,393,624        802,055      6,685,424      4,636,078      3,022,149

  Units, at beginning of the year        3,088,703        554,513         88,412      1,087,744        553,916        382,154
                                       -----------    -----------    -----------    -----------    -----------    -----------
  Units, at end of the year             23,880,507      1,948,137        890,467      7,773,168      5,189,994      3,404,303
                                       ===========    ===========    ===========    ===========    ===========    ===========
                                       Oppenheimer    Oppenheimer
                                         Global        Strategic
  For the Year Ended                   Securities        Bond
  December 31, 1996                     Division       Division
  -----------------                   -----------    -----------
  Units purchased                       3,561,525        910,499
  Units withdrawn                        (597,901)       (81,759)
  Units transferred between divisions      87,638        (74,031)
                                      -----------    -----------
  Net increase                          3,051,262        754,709

  Units, at beginning of the year         448,281        107,117
                                      -----------    -----------
  Units, at end of the year             3,499,543        861,826
                                      ===========    ===========

9.   CONSOLIDATED MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

     As discussed in Note 1, the financial statements only represent activity of the MML Bay State's Variable Life Select Segment. The combined net assets as of December 31, 1997 for the Separate Account I, which includes the Variable Life, Variable Life Plus and Variable Life Select Segments, are as follows:

                                                   MML            MML                       Oppenheimer
                                     MML          Money         Managed           MML         Capital       Oppenheimer
                                   Equity         Market         Bond            Blend      Appreciation      Growth
                                  Division       Division       Division        Division      Division       Division
                                ------------   ------------   ------------   ------------   ------------   ------------
  Total assets                  $262,418,182   $  5,596,013   $  8,002,808   $ 97,150,658   $ 21,250,607   $ 15,581,317
  Total liabilities                  816,281         87,088         11,878        408,037         72,606        101,795
                                ------------   ------------   ------------   ------------   ------------   ------------
  Net assets                    $261,601,901   $  5,508,925   $  7,990,930   $ 96,742,621   $ 21,178,001   $ 15,479,522
                                ============   ============   ============   ============   ============   ============
  Net assets:
  For variable life insurance
   policies                     $259,884,304   $  5,301,355   $  7,889,341   $ 95,613,924   $ 21,170,402   $ 15,470,828
  Retained in Variable Life
   Separate Account I by
   MML Bay State Life
   Insurance Company               1,717,597        207,570        101,589      1,128,697          7,599          8,694
                                ------------   ------------   ------------   ------------   ------------   ------------
  Net assets                    $261,601,901   $  5,508,925   $  7,990,930   $ 96,742,621   $ 21,178,001   $ 15,479,522
                                ============   ============   ============   ============   ============   ============
                                  Oppenheimer   Oppenheimer
                                    Global       Strategic
                                  Securities       Bond
                                   Division      Division
                                 ------------   ------------
  Total assets                   $ 12,676,506   $  2,371,037
  Total liabilities                    59,768          6,374
                                 ------------   ------------
  Net assets                     $ 12,616,738   $  2,364,663
                                 ============   ============
  Net assets:
  For variable life insurance
   policies                      $ 12,609,774   $  2,358,254
  Retained in Variable Life
   Separate Account I by
   MML Bay State Life
   Insurance Company                    6,964          6,409
                                 ------------   ------------
  Net assets                     $ 12,616,738   $  2,364,663
                                 ============   ============

Report Of Independent Accountants

To the Board of Directors and Policyholders of MML Bay State Life Insurance Company

We have audited the accompanying statutory statements of financial position of MML Bay State Life Insurance Company as of December 31, 1997 and 1996, and the related statutory statements of income, changes in capital stock and surplus, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1, these financial statements were prepared in conformity with statutory accounting practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Department of Insurance of the State of Connecticut, and prior to June 30, 1997, the Department of Insurance of the State of Missouri (collectively "statutory accounting principles"), which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable at this time, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of MML Bay State Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1997.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MML Bay State Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, on the statutory basis of accounting described in Note 1.




COOPERS & LYBRAND L.L.P.


Springfield, Massachusetts
February 6, 1998

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                             December 31,
                                                       1997                1996
                                                       ----                ----
                                                             (In Millions)
Assets:
Bonds ...........................................    $   38.5           $  44.9
Policy loans ....................................        16.1              10.0
Cash and short-term investments .................         3.5               7.0
                                                     --------           -------
                                                         58.1              61.9
Investment and insurance amounts
 receivable .....................................         2.0               2.3
Transfer due from separate account ..............        75.8              50.2
Receivable from parent ..........................          --               1.1
Federal income tax receivable ...................          --               1.1
                                                     --------           -------
                                                        135.9             116.6
Separate account assets .........................     1,400.1             706.7
                                                     --------           -------
                                                     $1,536.0           $ 823.3
                                                     ========           =======

                  See notes to statutory financial statements.

MML Bay State Life Insurance Company


                                                                              December 31,
                                                                     1997                       1996
                                                                     ----                       ----
                                                                  ($ In Millions Except for Par Value
                                                                           and Share Amounts)
Liabilities:
Policyholders' reserves and funds...............................  $   36.2                     $ 26.5
Policyholders' claims and other benefits........................       1.9                        1.1
Payable to parent...............................................      21.7                         --
Federal income tax payable......................................       3.9                         --
Accrued expenses and taxes......................................       3.0                        6.9
Asset valuation reserve.........................................       0.1                        0.2
Other liabilities...............................................       5.0                        7.3
                                                                  --------                     ------
                                                                      71.8                       42.0
Separate account reserves and liabilities.......................   1,396.7                      703.7
                                                                  --------                     ------
                                                                   1,468.5                      745.7
                                                                  --------                     ------
Capital stock and surplus:
Common stock, $200 par value
25,000 shares authorized
12,501 shares issued and outstanding............................       2.5                        2.5
Paid-in capital and contributed surplus.........................      71.7                       71.7
Surplus.........................................................      (6.7)                       3.4
                                                                  --------                     ------
                                                                      67.5                       77.6
                                                                  --------                     ------
                                                                  $1,536.0                     $823.3
                                                                  ========                     ======

                  See notes to statutory financial statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                      Years Ended December 31,
                                                     1997       1996       1995
                                                     ----       ----       ----
                                                            (In Millions)
Revenue:
Premium income ................................    $606.6     $441.2     $ 92.7
Net investment and other income ...............      10.7        8.4        4.3
Expense allowance on reinsurance ceded ........        --         --        0.5
                                                   ------     ------     ------
                                                    617.3      449.6       97.5
                                                   ------     ------     ------
Benefits and expenses:
Policy benefits and payments ..................      34.3       11.0        5.7
Addition to policyholders' reserves, funds
 and separate accounts ........................     489.0      363.5       67.0
Operating expenses ............................      38.3       24.0       11.2
Commissions ...................................      35.4       28.1       15.1
State taxes, licenses and fees ................      11.2        9.1        2.5
                                                   ------     ------     ------
                                                    608.2      435.7      101.5

Net gain (loss) from operations
 before federal income taxes ..................       9.1       13.9       (4.0)
Federal income taxes ..........................      15.9       11.8        0.6
                                                   ------     ------     ------
Net gain (loss) from operations ...............      (6.8)       2.1       (4.6)
Net realized capital loss .....................      (0.1)      (0.1)        --
                                                   ------     ------     ------
Net income (loss) .............................    $ (6.9)    $  2.0     $ (4.6)
                                                   ======     ======     ======


                 See notes to statutory financial statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

                                                                       Years Ended December 31,
                                                              1997             1996                1995
                                                              ----             ----                ----
                                                                            (In Millions)
Capital stock and surplus, beginning of year...............  $ 77.6            $ 50.3              $ 55.9
                                                             ------            ------              ------
Increases (decrease) due to:
 Net income (loss).........................................    (6.9)              2.0                (4.6)
 Change in asset valuation reserve.........................     0.1              (0.1)                 --
 Change in separate account surplus........................      --                --                 0.3
 Capital contribution......................................      --              25.5                  --
 Change in reserving methodology...........................      --                --                (1.3)
 Change in non-admitted assets and other...................    (3.3)             (0.1)                 --
                                                             ------            ------              ------
                                                              (10.1)             27.3                (5.6)
                                                             ------            ------              ------
Capital stock and surplus, end of year.....................  $ 67.5            $ 77.6              $ 50.3
                                                             ======            ======              ======

                 See notes to statutory financial statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                              Years Ended December 31,
                                                             1997        1996        1995
                                                             ----        ----        ----
                                                                      (In Millions)
Operating activities:
Net income (loss) ....................................      $(6.9)      $ 2.0       $(4.6)
Additions to policyholders' reserves and funds,
  net of transfers to separate accounts ..............       10.5         7.0         8.6
Net realized capital loss ............................        0.1         0.1           -
Change in receivable from
separate accounts ....................................      (25.6)      (21.2)       (7.9)
Change in receivable (payable) to parent .............       22.8        (0.2)       (1.2)
Change in federal taxes receivable (payable) .........        5.0        (1.0)       (1.0)
Other changes ........................................       (9.7)        1.5        (2.6)
                                                            -----       -----       -----
Net cash used in operating activities ................       (3.8)      (11.8)       (8.7)
                                                            -----       -----       -----
Investing activities:
Purchases of investments and loans ...................      (20.1)      (35.9)      (28.4)
Sales and maturities of investments and receipts
  from repayments of loans ...........................       20.4        28.7        36.6
                                                            -----       -----       -----
Net cash provided by (used in) investing activities ..        0.3        (7.2)        8.2
                                                            -----       -----       -----
Financing activities:
Capital and Surplus contribution .....................          -        25.5           -
                                                            -----       -----       -----
Net cash provided by financing activities ............          -        25.5           -
                                                            -----       -----       -----
Increase (decrease) in cash and short-term investments       (3.5)        6.5        (0.5)
Cash and short-term investments, beginning of year ...        7.0         0.5         1.0
                                                            -----       -----       -----
Cash and short-term investments, end of year .........      $ 3.5       $ 7.0       $ 0.5
                                                            =====       =====       =====

Notes To Statutory Financial Statements

1. NATURE OF OPERATIONS AND BASIS OF PRESENTATION

MML Bay State Life Insurance Company ("the Company") is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). The Company is primarily engaged in the sale of flexible and limited premium variable whole life insurance and variable annuities distributed through career agents. On March 1, 1996, the operations of Connecticut Mutual Life Insurance Company were merged into MassMutual.

The accompanying statutory financial statements, except as to form, have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Department of Insurance of the State of Connecticut, and prior to June 30, 1997, the Department of Insurance of the State of Missouri. On June 30, 1997, the Company redomesticated from the state of Missouri to the state of Connecticut which did not have any effect on the accounting practices being followed.

The accompanying statutory financial statements are different in some respects from GAAP financial statements. The more significant differences are as follows:
(a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas under GAAP these expenses would be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be valued at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP; and (e) payments received for universal life products and variable annuities are reported as premium revenue, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

The NAIC is currently engaged in an extensive project to codify statutory accounting principles ("Codification") with a goal of providing a comprehensive guide of statutory accounting principles for use by insurers in all states. This comprehensive guide, which has not been approved by the NAIC or any state insurance department, includes seventy-two Statements of Statutory Accounting Principles ("SSAPs") and is expected to be effective no earlier than January 1, 1999. The effect of adopting these SSAPs shall be reported as an adjustment to surplus on the effective date. Management is currently reviewing the impact of Codification. However, since the SSAPs have not been finalized, the ultimate impact cannot be determined at this time.

The preparation of statutory financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the statutory financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a description of the Company's principal accounting policies and practices.

A.  Investments

Bonds are valued in accordance with rules established by the National Association of Insurance Commissioners. Generally, bonds are valued at amortized cost.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost, which approximates fair value.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve and an Interest Maintenance Reserve. The Asset Valuation Reserve and other investment reserves stabilize surplus against declines in the value of bonds.

The Interest Maintenance Reserve captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and amortizes these capital gains and losses into income using the grouped method over the remaining life of the investment sold or over the life of the underlying asset. Net realized after tax capital losses of $0.1 million in 1997 and 1996 and net realized after tax capital gains of $0.3 million in 1995 were charged to the Interest Maintenance Reserve. Amortization of the Interest Maintenance Reserve into net investment income amounted to $0.1 million in 1997, 1996 and 1995. The Interest Maintenance Reserve is included in other liabilities on the statutory Statement of Financial Position.

Realized capital gains and losses, less taxes, not includable in the Interest Maintenance Reserve, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in surplus.

B.  Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets, consisting of holdings in an open-end series investment fund affiliated with MassMutual, bonds, common stocks, and short-term investments, are reported at fair value. The transfer due from separate account represents the policyholders' account values in excess of statutory benefit reserves. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. The Company receives compensation for providing administrative services to the separate account and for assuming mortality and expense risks in connection with the policies. The Company had $3.4 million and $3.0 million of its assets invested in the separate account as of December 31, 1997 and 1996, respectively.

Net transfers to separate accounts of $479.4 million, $356.1 million, and $59.8 million in 1997, 1996 and 1995, respectively, are included in the addition to policyholders' reserves, funds and separate accounts.

C.  Policyholders' Reserves

Policyholders' reserves for life contracts were developed using accepted actuarial methods computed principally on the net level premium method and the Commissioners' Reserve Valuation Method using the 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 3.5 to 5.5 percent. Reserves for individual annuities are based on accepted actuarial methods, principally at interest rates ranging from 5.5 to 6.0 percent.

During 1994, actuarial guidelines requiring additional reserves for immediate payment of claims became effective. While the Company's aggregate reserves were sufficient, the reserves for certain products were not recorded. The effect of correctly recording these reserves was $1.3 million at December 31, 1994 and was recorded as an adjustment to surplus during 1995.

D.  Premium and Related Expense Recognition

Premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Commissions and other costs related to issuance of new policies, maintenance and settlement costs, are charged to current operations when incurred.

E.  Cash and Short-Term Investments

For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid short-term investments purchased with a maturity of twelve months or less to be cash and short-term investments.

3. CAPITAL STOCK AND SURPLUS

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of all states in which the Company is licensed to do business. Substantially all of the statutory capital stock and surplus is subject to dividend restrictions relating to various state regulations which limit the payment of dividends without prior approval. Under these regulations, $7.5 million of capital stock and surplus is available for distribution to the shareholder in 1998 without prior regulatory approval.

4. RELATED PARTY TRANSACTIONS

MassMutual and the Company have an agreement whereby MassMutual, for a fee, will furnish the Company, as required, operating facilities, human resources, computer software development and managerial services. Fees incurred under the terms of the agreement were $26.8 million, $16.4 million and $6.6 million in 1997, 1996 and 1995, respectively.

The Company had reinsurance agreements with MassMutual in which MassMutual assumed specific plans of insurance on a coinsurance basis and on a yearly renewal term basis. The coinsurance agreement was terminated in 1995. A termination fee of $6.2 million was recorded as an expense and paid to MassMutual for the right to retain future fees and charges on the reinsurance business. Premium income and policy benefits and payments are stated net of reinsurance. Premium income of $5.1 million, $3.8 million and $29.6 million was ceded to MassMutual in 1997, 1996 and 1995, respectively. Death benefits of $5.5 million, $3.1 million and $1.8 million were ceded to MassMutual in 1997, 1996 and 1995, respectively.

The Company entered into a stop-loss agreement with MassMutual on January 1, 1997, with maximum coverage at $25.0 million, under which the Company cedes claims which, in aggregate exceed 18% of the covered volume for any year. For 1997, this limit was $15.4 million and it was not exceeded. The Company paid approximately $1.0 million in premiums under the agreement in 1997.

During 1996, MassMutual contributed additional paid in capital of $25.0 million cash to the Company and purchased an additional 2,500 shares of common stock for $0.5 million.

5. FEDERAL INCOME TAXES

The provision for federal income taxes is based upon the Company's best estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and acquisition costs, resulted in effective tax rates which differ from the statutory tax rate.

The Company plans to file its 1997 federal income tax return on a consolidated basis with its parent, MassMutual and MassMutual's other eligible life and non-life affiliates. The Company and its eligible life and non-life affiliates are subject to a written tax allocation agreement which allocates the group's tax liability for payment purposes. Generally, the agreement provides that loss members shall be compensated for the use of their losses and credits by other members.

The Internal Revenue Service has completed examining MassMutual's income tax returns through the year 1992 and is currently examining the Company for the years 1993 and 1994. The Company believes any adjustments resulting from such examinations will not materially affect its statutory financial statements.

The Company made federal tax payments of $10.9 million in 1997, $12.8 million in 1996 and $1.9 million in 1995.

6. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

A.   Bonds

The carrying value and estimated fair value of bonds are as follows:

                                                                                     December 31, 1997
                                                                                  Gross             Gross         Estimated
                                                              Carrying          Unrealized        Unrealized        Fair
                                                               Value              Gains             Losses          Value
                                                               -----              -----             ------          -----
                                                                                       (In Millions)
U. S. Treasury securities
 and obligations of U. S.
 government corporations
 and agencies                                                   $7.6              $0.1               $  --           $7.7
Mortgage-backed securities                                       6.5               0.1                  --            6.6
Corporate debt securities                                       23.9               0.4                  --           24.3
Utilities                                                        0.5                --                  --            0.5
                                                               -----             -----               -----          -----
 TOTAL                                                         $38.5             $ 0.6               $  --          $39.1
                                                               =====             =====               =====          =====

                                                                                     December 31, 1996
                                                                                   Gross           Gross          Estimated
                                                               Carrying          Unrealized      Unrealized          Fair
                                                                Value              Gains           Losses            Value
                                                                -----              -----           ------            -----
                                                                                       (In Millions)
U. S. Treasury securities
 and obligations of U. S.
 government corporations
 and agencies                                                  $ 7.8                $0.1           $0.1             $ 7.8
Mortgage-backed securities                                       8.3                  --            0.1               8.2
Corporate debt securities                                       28.8                 0.3            0.1              29.0
                                                               -----                ----          -----             -----
 TOTAL                                                         $44.9                $0.4          $ 0.3             $45.0
                                                               =====                ====          =====             =====

The carrying value and estimated fair value of bonds at December 31, 1997 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                                                                                                                    Estimated
                                                                               Carrying                               Fair
                                                                                 Value                               Value
                                                                                 -----                               -----
                                                                                               (In Millions)
Due in one year or less                                                          $ 0.1                               $ 0.1
Due after one year through five years                                             18.9                                19.2
Due after five years through ten years                                             7.5                                 7.7
Due after ten years                                                                2.0                                 2.0
                                                                                 -----                               -----
                                                                                  28.5                                29.0
Mortgage-backed securities, including
 securities guaranteed by the
 U.S. government                                                                  10.0                                10.1
                                                                                 -----                               -----
 TOTAL                                                                           $38.5                               $39.1
                                                                                 =====                               =====

Proceeds from sales and maturities of investments in bonds were $20.4 million during 1997, $28.7 million during 1996 and $36.6 million during 1995. Gross capital gains of $0.1 million in 1997, $0.1 million in 1996 and $0.5 million in 1995 and gross capital losses of $0.1 million in 1997, $0.1 million in 1996, and $0.1 million in 1995 were realized on those sales, portions of which were included in the Interest Maintenance Reserve. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix.

B.   Other

It is not practicable to determine the fair value of policy loans which do not have a stated maturity.

7. LIQUIDITY

The withdrawal characteristics of the policyholders' reserves and funds, including separate accounts, and the invested assets which support them at December 31, 1997 are illustrated below:

                                                                  (In Millions)
Total policyholders' reserves and funds and
 separate account liabilities                               $1,432.9
Not subject to discretionary withdrawal                         (0.4)
Policy loans                                                   (16.1)
                                                            --------
Subject to discretionary withdrawal                                         $1,416.4
                                                                            ========
Total invested assets, including separate
 investment accounts                                        $1,458.2
Policy loans and other invested assets                         (16.1)
                                                            --------
 Marketable investments                                                     $1,442.1
                                                                            ========

8. BUSINESS RISKS AND CONTINGENCIES

Approximately 49% of the Company's premium revenue in 1997 was derived from three customers and approximately 52% of the Company's premium revenue in 1996, was derived from two customers.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premiums. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity. In 1997, the Company elected not to admit $0.1 million of guaranty fund premium tax offset receivables relating to prior assessments.

The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

9. RECLASSIFICATIONS

Certain 1996 and 1995 amounts have been reclassified to conform with the current year presentation.

AFFILIATED COMPANIES

The relationship of the Company, its parent and affiliated companies as of December 31, 1997 is illustrated below. Subsidiaries are wholly-owned by the parent, except as noted.

    Parent
    ------
    Massachusetts Mutual Life Insurance Company

    Subsidiaries of Massachusetts Mutual Life Insurance Company
    -----------------------------------------------------------
    C.M. Assurance Company
    C.M. Benefit Insurance Company
    C.M. Life Insurance Company
    MassMutual Holding Company
    MassMutual Holding Company Two, Inc. (Sold in March 1996)
    MassMutual of Ireland, Limited
    MML Bay State Life Insurance Company
    MML Distributors, LLC

    Subsidiaries of MassMutual Holding Company
    ------------------------------------------
    GR Phelps, Inc.
    MassMutual Holding Trust I
    MassMutual Holding Trust II
    MassMutual Holding MSC, Inc.
    MassMutual International, Inc.
    MassMutual Reinsurance Bermuda (Sold in December 1996)
    MML Investors Services, Inc.
    State House One (Liquidated in December 1996)

Subsidiaries of MassMutual Holding Trust I
------------------------------------------
    Antares Leveraged Capital Corporation  98.5%
    Charter Oak Capital Management, Inc.  80.0%
    Cornerstone Real Estate Advisors, Inc.
    DLB Acquisition Corporation  84.8%
    Oppenheimer Acquisition Corporation - 88.55%

Subsidiaries of MassMutual Holding Trust II
-------------------------------------------
    CM Advantage, Inc. -- (Liquidated in December 1997)
    CM International, Inc.
    CM Property Management, Inc. -- (Liquidated in December 1997)
    High Yield Management, Inc.
    MMHC Investments, Inc.
    MML Realty Management
    Urban Properties, Inc.
    Westheimer 335 Suites, Inc.

Subsidiaries of MassMutual International
----------------------------------------
    MassLife Seguros de Vida (Argentina) S. A.
    MassMutual International (Bermuda) Ltd.
    Mass Seguros de Vida (Chile) S. A.
    MassMutual International (Luxemburg) S. A.

MassMutual Holding MSC, Incorporated
------------------------------------
    MassMutual/Carlson CBO N. V. - 100%
    MassMutual Corporate Value Limited - 46%
    9048 -- 5434 Quebec, Inc.

Affiliates of Massachusetts Mutual Life Insurance Company
---------------------------------------------------------
    MML Series Investment Fund
    MassMutual Institutional Funds
    Oppenheimer Value Stock Fund

Appendix A

Illustration of Death Benefits, Cash Surrender Values and Accumulated Premiums

The following tables illustrate the way in which a Policy operates. They show how the Death Benefit and Cash Surrender Value could vary over an extended period of time, assuming the Funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equivalent to constant gross annual rates of 0%, 6%, and 12%. The tables are based on annual premium of $1,200 for a nonsmoker male and female age 35 both issued standard based on full underwriting. Separate tables are shown for the current and guaranteed schedule of charges. These tables will assist in comparison of Death Benefits and Cash Surrender Values for the Policy with those under other variable life policies which may be issued by MassMutual or other companies.

1. The illustration on page A1 is for a Policy issued to a male non- smoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 1. The premium payment is $1,200 using a current schedules of mortality and expense charges and current fund level expenses.

2. The illustration on page A2 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 1. The premium payment is $1,200 using guaranteed schedules of mortality and expense charges and current fund level expenses.

3. The illustration on page A3 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 2. The premium payment is $1,200 using a current schedules of mortality and expense charges and current fund level expenses.

4. The illustration on page A4 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 2. The premium payment is $1,200 using guaranteed schedules of mortality and expense charges and current fund level expenses.

5. The illustration on page A5 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 1. The premium payment is $1,200 using a current schedules of mortality and expense charges and current fund level expenses.

6. The illustration on page A6 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 1. The premium payment is $1,200 using guaranteed schedules of mortality and expense charges and current fund level expenses.

7. The illustration on page A7 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 2. The premium payment is $1,200 using a current schedules of mortality and expense charges and current fund level expenses.

8. The illustration on page A8 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 2. The premium payment is $1,200 using guaranteed schedules of mortality and expense charges and current fund level expenses.

The Death Benefits and Cash Surrender Values for a Policy would be different from the amount shown if the rates of return averaged 0%, 6%, and 12% over a period of years but varied above and below that average in individual Policy Years. They would also differ if any Policy loan were made during the period of time illustrated. They would also be different depending upon the allocation of investment value to each Division. They would also be different depending upon the allocation of investment value to each Division, if the rates of return for all the Funds averaged 0%, 6%, and 12 % but varied above or below that average for particular Funds.

The Death Benefits and Cash Surrender Values should, in illustrations 1, 3, 5 and 7, reflect the following current charges:

1. Administrative Charges equal to $6.00 per Policy charge for non-qualified policies.

2. Cost of Insurance Charge, based on the current rates being charged by the Company for standard, fully underwritten risks.

3. Mortality and Expense Risk Charge, which is equal to .55% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

4. Fund level expenses of .60% on an annual basis, of the net assets value of the Fund shares held by the Separate Account. These fund level expenses represent the unweighted average of all fund expenses.

The Death Benefits and Cash Surrender Values show in illustrations 2, 4, 6 and 8 reflect the following guaranteed maximum charges as well as the current fund level expenses:

1. Administrative Charges equal to $9.00 per Policy.

2. Cost of Insurance Charge based on 1980 CSO Mortality Table.

3. Mortality and Expense Risk Charge, which is equal to .90% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

Cash Surrender Values shown in the tables reflect the deduction of the applicable Administrative Surrender Charge (during the first 15 Policy Years) and the applicable Sales Load Surrender Charge (also during the first 15 Policy Years.) Taking into account the current Mortality and Expense Risk Charge and the Fund level expenses, the effect is that for gross annual rates of return of 0%, 6%, and 12%, the actual rate of return would be -1.142%, 4.789% and 10.721% respectively.

MassMutual has agreed to bear the expenses of the Funds (other than the management fee, interest taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net assets value of each MML Fund through April 30, 1999.

Currently no charge is made against the Separate Account for federal income taxes but the Company reserves the right to charge the Separate Account for federal income taxes attributable to the Separate Account if such taxes are imposed in the future.

The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest after taxes of 5% per year, compounded annually.

The tables are based on the assumptions that the Policyowner has not requested an increase or decrease in the Selected Face Amount, that no Policy loans have been made, and no transaction charges have been incurred, and that the entire Account Value under the Policy is allocated to the Funds.



                                       A

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 1
$1,200 Annual Premium
Using Current Schedule of Charges


                                             Death Benefit                                Cash Surrender Value
               Premiums              Assuming Hypothetical Gross                      Assuming Hypothetical Gross
  End Of     Accumulated             Annual Investment Return of                      Annual Investment Return of
  Policy   at 5% Interest            ---------------------------                      ---------------------------
   Year       Per Year            0%             6%              12%             0%              6%               12%
   ----       --------            --             --              ---             --              --               ---
     1      $    1,260      $  100,000      $  100,000      $  100,000      $      149      $      210      $      272
     2           2,583         100,000         100,000         100,000             997           1,177           1,364
     3           3,972         100,000         100,000         100,000           1,852           2,209           2,595
     4           5,431         100,000         100,000         100,000           2,711           3,306           2,976
     5           6,982         100,000         100,000         100,000           3,550           4,445           5,495
     6           8,570         100,000         100,000         100,000           4,462           5,722           7,260
     7          10,259         100,000         100,000         100,000           5,360           7,052           9,203
     8          12,032         100,000         100,000         100,000           6,237           8,429          11,332
     9          13,893         100,000         100,000         100,000           7,090           9,855          13,670
    10          15,848         100,000         100,000         100,000           7,921          11,332          16,237
    15          27,189         100,000         100,000         100,000          11,561          19,408          33,383
    20          41,663         100,000         100,000         144,095          14,348          28,957          61,057
    25          60,136         100,000         100,000         215,982          16,646          41,025         105,874
    30          83,713         100,000         100,000         316,008          17,359          55,637         176,541
    35         113,804         100,000         115,564         453,068          15,590          73,142         286,752
    40         152,208         100,000         133,446         653,169           9,632          93,319         456,762
    45         201,222               0         152,226         938,232               0         116,202         716,208
    50         263,778               0         174,199       1,361,228               0         141,625       1,106,690


                  End Of      Account Value Assuming Hypothetical Gross
                Policy Year         Annual Investment Return of
                -----------         ---------------------------
                                       0%         6%        12%
                                       --         --        ---
                     1             $   915    $   976    $ 1,038
                     2               1,811      1,991      2,178
                     3               2,689      3,046      3,432
                     4               3,548      4,143      4,813
                     5               4,387      5,282      6,332
                     6               5,207      6,467      8,005
                     7               6,006      7,698      9,848
                     8               6,782      8,975     11,878
                     9               7,536     10,301     14,115
                    10               8,266     11,677     16,583
                    15              11,569     19,416     33,391

For years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MML Bay State or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                      A1

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 1
$1,200 Annual Premium
Using Guaranteed Schedules of Mortality and Expense Charges as well as Current Fund Level Expenses


                                             Death Benefit                                Cash Surrender Value
               Premiums              Assuming Hypothetical Gross                      Assuming Hypothetical Gross
  End Of     Accumulated             Annual Investment Return of                      Annual Investment Return of
  Policy    at 5% Interest           ---------------------------                      ---------------------------
   Year       Per Year            0%             6%              12%             0%              6%               12%
   ----       --------            --             --              ---             --              --               ---
     1        $  1,260        $100,000        $100,000        $100,000        $     96        $    155        $    215
     2           2,583         100,000         100,000         100,000             891           1,063           1,243
     3           3,972         100,000         100,000         100,000           1,689           2,029           2,398
     4           5,431         100,000         100,000         100,000           2,488           3,052           3,688
     5           6,982         100,000         100,000         100,000           3,264           4,109           5,101
     6           8,570         100,000         100,000         100,000           4,107           5,292           6,740
     7          10,259         100,000         100,000         100,000           4,932           6,517           8,533
     8          12,032         100,000         100,000         100,000           5,732           7,778          10,490
     9          13,893         100,000         100,000         100,000           6,503           9,074          12,624
    10          15,848         100,000         100,000         100,000           7,248          10,408          14,956
    15          27,189         100,000         100,000         100,000          10,326          17,463          30,198
    20          41,663         100,000         100,000         127,498          12,058          25,095          54,025
    25          60,136         100,000         100,000         184,548          12,144          33,406          90,465
    30          83,713         100,000         100,000         259,396           9,550          42,098         144,914
    35         113,804         100,000         100,000         354,186           1,962          50,525         224,168
    40         152,208               0         100,000         480,902               0          57,716         336,295
    45         201,222               0         100,000         640,669               0          61,374         489,060
    50         263,778               0         100,000         850,613               0          55,694         691,555


                  End Of      Account Value Assuming Hypothetical Gross
                Policy Year         Annual Investment Return of
                -----------         ---------------------------
                                       0%         6%        12%
                                       --         --        ---
                     1             $   862    $   921    $   981
                     2               1,705      1,877      2,057
                     3               2,526      2,866      3,235
                     4               3,325      3,889      4,525
                     5               4,101      4,946      5,938
                     6               4,852      6,037      7,485
                     7               5,578      7,163      9,179
                     8               6,277      8,324     11,035
                     9               6,949      9,520     13,070
                    10               7,593     10,753     15,302
                    15              10,335     17,472     30,207

For policy years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MML Bay State or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                      A2

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 2
$1,200 Annual Premium
Using Current Schedule Of Charges


                                             Death Benefit                                Cash Surrender Value
               Premiums              Assuming Hypothetical Gross                      Assuming Hypothetical Gross
  End Of     Accumulated             Annual Investment Return of                      Annual Investment Return of
  Policy   at 5% Interest            ---------------------------                      ---------------------------
   Year       Per Year            0%             6%              12%             0%              6%               12%
   ----       --------            --             --              ---             --              --               ---
     1      $    1,260      $  100,913      $  100,975      $  101,036      $      147      $      209      $      270
     2           2,583         101,807         101,986         102,172             993           1,172           1,358
     3           3,972         102,680         103,035         103,420           1,843           2,198           2,583
     4           5,431         103,532         104,123         104,789           2,695           3,286           3,952
     5           6,982         104,362         105,251         106,293           3,525           4,414           5,456
     6           8,570         105,171         106,421         107,946           4,426           5,675           7,200
     7          10,259         105,956         107,631         109,759           5,311           6,986           9,114
     8          12,032         106,716         108,883         111,751           6,171           8,338          11,205
     9          13,893         107,451         110,177         113,938           7,005           9,732          13,492
    10          15,848         108,159         111,515         116,340           7,814          11,170          15,995
    15          27,189         111,295         118,911         132,458          11,286          18,903          32,450
    20          41,663         113,806         127,730         158,665          13,806          27,730          58,665
    25          60,136         115,675         138,326         207,407          15,675          38,326         101,670
    30          83,713         115,616         149,623         304,033          15,616          49,623         169,851
    35         113,804         112,635         160,537         436,431          12,635          60,537         276,222
    40         152,208         105,196         169,018         629,770           5,196          69,018         440,398
    45         201,222               0         171,430         905,413               0          71,430         691,155
    50         263,778               0         161,451       1,314,952               0          61,451       1,069,067


                  End Of      Account Value Assuming Hypothetical Gross
                Policy Year         Annual Investment Return of
                -----------         ---------------------------
                                       0%         6%        12%
                                       --         --        ---
                     1             $   913    $   975    $ 1,036
                     2               1,807      1,986      2,172
                     3               2,680      3,035      3,420
                     4               3,532      4,123      4,789
                     5               4,362      5,251      6,293
                     6               5,171      6,421      7,946
                     7               5,956      7,631      9,759
                     8               6,716      8,883     11,751
                     9               7,451     10,177     13,938
                    10               8,159     11,515     16,340
                    15              11,295     18,911     32,458

For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MML Bay State or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 2
$1,200 Annual Premium
Using Guaranteed Schedules Of Mortality and Expense Charges as well as Current Fund Level Expenses


                                             Death Benefit                                Cash Surrender Value
               Premiums              Assuming Hypothetical Gross                      Assuming Hypothetical Gross
  End Of     Accumulated             Annual Investment Return of                      Annual Investment Return of
  Policy   at 5% Interest            ---------------------------                      ---------------------------
   Year       Per Year            0%             6%              12%             0%              6%               12%
   ----       --------            --             --              ---             --              --               ---
     1        $  1,260        $100,860        $100,920        $100,979        $     94        $    154        $    213
     2           2,583         101,700         101,872         102,051             886           1,058           1,237
     3           3,972         102,516         102,855         103,222           1,679           2,018           2,385
     4           5,431         103,309         103,869         104,502           2,472           3,032           3,665
     5           6,982         104,075         104,914         105,899           3,238           4,077           5,062
     6           8,570         104,816         105,990         107,424           4,070           5,245           6,679
     7          10,259         105,527         107,095         109,088           4,882           6,450           8,443
     8          12,032         106,210         108,230         110,906           5,665           7,685          10,360
     9          13,893         106,863         109,394         112,889           6,417           8,949          12,444
    10          15,848         107,484         110,589         115,055           7,139          10,243          14,710
    15          27,189         110,050         116,949         129,241          10,042          16,940          29,233
    20          41,663         111,451         123,724         151,157          11,451          23,724          51,157
    25          60,136         110,984         130,110         184,677          10,984          30,110          84,677
    30          83,713         107,589         134,649         242,661           7,589          34,649         135,565
    35         113,804               0         134,385         332,127               0          34,385         210,207
    40         152,208               0         124,163         451,788               0          24,163         315,935
    45         201,222               0               0         602,953               0               0         460,270
    50         263,778               0               0         802,201               0               0         652,196


                  End Of      Account Value Assuming Hypothetical Gross
                Policy Year         Annual Investment Return of
                -----------         ---------------------------
                                       0%         6%        12%
                                       --         --        ---
                     1             $   860    $   920   $   979
                     2               1,700      1,872     2,051
                     3               2,516      2,855     3,222
                     4               3,309      3,869     4,502
                     5               4,075      4,914     5,899
                     6               4,816      5,990     7,424
                     7               5,527      7,095     9,088
                     8               6,210      8,230    10,906
                     9               6,863      9,394    12,889
                    10               7,484     10,589    15,055
                    15              10,050     16,949    29,241

For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MML Bay State or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                      A4

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 1
$1,200 Annual Premium
Using Current Schedule Of Charges


                                             Death Benefit                                Cash Surrender Value
               Premiums              Assuming Hypothetical Gross                      Assuming Hypothetical Gross
  End Of     Accumulated             Annual Investment Return of                      Annual Investment Return of
  Policy   at 5% Interest            ---------------------------                      ---------------------------
   Year       Per Year            0%             6%              12%             0%              6%               12%
   ----       --------            --             --              ---             --              --               ---

     1      $    1,260      $  100,000      $  100,000      $  100,000      $      196      $      258      $      320
     2           2,583         100,000         100,000         100,000           1,058           1,239           1,428
     3           3,972         100,000         100,000         100,000           1,943           2,304           2,694
     4           5,431         100,000         100,000         100,000           2,813           3,414           4,092
     5           6,982         100,000         100,000         100,000           3,661           4,567           5,628
     6           8,570         100,000         100,000         100,000           4,580           5,855           7,411
     7          10,259         100,000         100,000         100,000           5,490           7,201           9,377
     8          12,032         100,000         100,000         100,000           6,382           8,600          11,537
     9          13,893         100,000         100,000         100,000           7,256          10,053          13,912
    10          15,848         100,000         100,000         100,000           8,112          11,564          16,527
    15          27,189         100,000         100,000         105,993          11,970          19,931          34,074
    20          41,663         100,000         100,000         166,831          15,285          31,175          62,484
    25          60,136         100,000         100,000         250,410          18,391          43,337         108,874
    30          83,713         100,000         118,367         364,677          20,627          59,481         183,255
    35         113,804         100,000         137,402         525,653          21,723          78,967         302,100
    40         152,208         100,000         156,440         750,685          20,955         102,249         490,644
    45         201,222         100,000         178,365       1,082,511          16,215         129,250         784,428
    50         263,778         100,000         201,331       1,555,500           2,767         159,786       1,234,524


                  End Of      Account Value Assuming Hypothetical Gross
                Policy Year         Annual Investment Return of
                -----------         ---------------------------
                                       0%         6%        12%
                                       --         --        ---

                     1             $   930    $   992   $ 1,053
                     2               1,840      2,021     2,210
                     3               2,730      3,090     3,481
                     4               3,600      4,201     4,879
                     5               4,448      5,353     6,415
                     6               5,275      6,550     8,105
                     7               6,085      7,796     9,972
                     8               6,877      9,095    12,032
                     9               7,651     10,448    14,307
                    10               8,407     11,859    16,821
                    15              11,977     19,938    34,081

For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MML Bay State or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                      A5

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 1
$1,200 Annual Premium
Using Guaranteed Schedules Of Mortality and Expense Charges as well as Current Fund Level Charges


                                            Death Benefit                                 Cash Surrender Value
               Premiums              Assuming Hypothetical Gross                      Assuming Hypothetical Gross
  End Of     Accumulated             Annual Investment Return of                      Annual Investment Return of
  Policy   at 5% Interest            ---------------------------                      ---------------------------
   Year       Per Year            0%             6%              12%             0%              6%               12%
   ----       --------            --             --              ---             --              --               ---
     1        $  1,260        $100,000        $100,000        $100,000        $    150        $    210        $    271
     2           2,583         100,000         100,000         100,000             965           1,140           1,323
     3           3,972         100,000         100,000         100,000           1,801           2,147           2,522
     4           5,431         100,000         100,000         100,000           2,620           3,194           3,841
     5           6,982         100,000         100,000         100,000           3,414           4,275           5,285
     6           8,570         100,000         100,000         100,000           4,276           5,484           6,959
     7          10,259         100,000         100,000         100,000           5,119           6,735           8,791
     8          12,032         100,000         100,000         100,000           5,936           8,024          10,789
     9          13,893         100,000         100,000         100,000           6,728           9,352          12,972
    10          15,848         100,000         100,000         100,000           7,495          10,720          15,360
    15          27,189         100,000         100,000         100,000          10,723          18,022          31,020
    20          41,663         100,000         100,000         147,983          12,880          26,253          55,424
    25          60,136         100,000         100,000         214,037          14,021          35,887          93,060
    30          83,713         100,000         100,000         300,023          13,795          47,261         150,765
    35         113,804         100,000         105,078         412,564          10,849          60,389         237,106
    40         152,208         100,000         114,528         557,499           3,091          74,855         364,379
    45         201,222               0         123,259         749,507               0          89,318         543,121
    50         263,778               0         129,781         991,376               0         103,001         786,806


                  End Of      Account Value Assuming Hypothetical Gross
                Policy Year         Annual Investment Return of
                -----------         ---------------------------
                                       0%         6%        12%
                                       --         --        ---
                     1             $   884    $   944   $ 1,004
                     2               1,747      1,922     2,104
                     3               2,588      2,934     3,309
                     4               3,406      3,980     4,628
                     5               4,201      5,062     6,072
                     6               4,971      6,179     7,654
                     7               5,714      7,330     9,386
                     8               6,431      8,519    11,284
                     9               7,123      9,747    13,367
                    10               7,790     11,015    15,655
                    15              10,730     18,029    31,027

For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MML Bay State or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                      A6

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 2
$1,200 Annual Premium
Using Current Schedule Of Charges


                                             Death Benefit                                Cash Surrender Value
               Premiums              Assuming Hypothetical Gross                      Assuming Hypothetical Gross
  End Of     Accumulated             Annual Investment Return of                      Annual Investment Return of
  Policy   at 5% Interest            ---------------------------                      ---------------------------
   Year       Per Year            0%             6%              12%             0%              6%               12%
   ----       --------            --             --              ---             --              --               ---
     1      $    1,260      $  100,928      $  100,990      $  101,052      $      195      $      256      $      318
     2           2,583         101,835         102,016         102,204           1,054           1,235           1,423
     3           3,972         102,721         103,080         103,469           1,934           2,293           2,683
     4           5,431         103,584         104,183         104,857           2,798           3,396           4,070
     5           6,982         104,424         105,324         106,378           3,638           4,537           5,592
     6           8,570         105,240         106,505         108,048           4,545           5,810           7,353
     7          10,259         106,038         107,733         109,887           5,443           7,138           9,292
     8          12,032         106,814         109,008         111,911           6,319           8,513          11,416
     9          13,893         107,571         110,332         114,139           7,176           9,937          13,744
    10          15,848         108,306         111,707         116,594           8,011          11,412          16,299
    15          27,189         111,738         119,499         133,271          11,731          19,492          33,264
    20          41,663         114,853         129,196         162,468          14,853          29,196          60,849
    25          60,136         117,664         141,324         244,319          17,664          41,324         106,226
    30          83,713         119,384         155,573         356,199          19,384          55,573         178,995
    35         113,804         119,647         172,013         513,793          19,647          72,013         295,283
    40         152,208         117,569         190,130         734,127          17,569          90,130         479,822
    45         201,222         110,832         207,580       1,059,162          10,832         107,580         767,508
    50         263,778               0         219,424       1,522,927               0         119,424       1,208,672


                  End Of      Account Value Assuming Hypothetical Gross
                Policy Year         Annual Investment Return of
                -----------         ---------------------------
                                       0%         6%        12%
                                       --         --        ---
                     1             $   928    $   990    $ 1,052
                     2               1,835      2,016      2,204
                     3               2,721      3,080      3,469
                     4               3,584      4,183      4,857
                     5               4,424      5,324      6,378
                     6               5,240      6,505      8,048
                     7               6,038      7,733      9,887
                     8               6,814      9,008     11,911
                     9               7,571     10,332     14,139
                    10               8,306     11,707     16,594
                    15              11,738     19,499     33,271

For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MML Bay State or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                      A7

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 2
$1,200 Annual Premium
Using Guaranteed Schedules Of Mortality and Expense Charges as well as Current Fund Level Expenses


                                             Death Benefit                                Cash Surrender Value
               Premiums              Assuming Hypothetical Gross                      Assuming Hypothetical Gross
  End Of     Accumulated             Annual Investment Return of                      Annual Investment Return of
  Policy   at 5% Interest            ---------------------------                      ---------------------------
   Year       Per Year            0%             6%              12%             0%              6%               12%
   ----       --------            --             --              ---             --              --               ---
     1        $  1,260        $100,882        $100,942        $101,002        $    149        $    209        $    269
     2           2,583         101,742         101,917         102,099             961           1,135           1,317
     3           3,972         102,579         102,923         103,297           1,792           2,137           2,510
     4           5,431         103,391         103,962         104,606           2,605           3,176           3,820
     5           6,982         104,177         105,033         106,036           3,391           4,246           5,250
     6           8,570         104,937         106,135         107,598           4,242           5,440           6,903
     7          10,259         105,668         107,268         109,303           5,073           6,673           8,708
     8          12,032         106,369         108,433         111,164           5,874           7,938          10,669
     9          13,893         107,043         109,630         113,199           6,648           9,235          12,804
    10          15,848         107,689         110,863         115,426           7,394          10,568          15,131
    15          27,189         110,471         117,552         130,147          10,464          17,545          30,140
    20          41,663         112,342         125,044         153,289          12,342          25,044          53,289
    25          60,136         113,039         133,147         206,065          13,039          33,147          89,594
    30          83,713         112,160         141,469         289,388          12,160          41,469         145,421
    35         113,804         108,285         148,288         398,441           8,285          48,288         228,989
    40         152,208               0         151,059         538,945               0          51,059         352,252
    45         201,222               0         142,453         725,301               0          42,453         525,581
    50         263,778               0         110,731         960,650               0          10,731         762,421


                  End Of      Account Value Assuming Hypothetical Gross
                Policy Year         Annual Investment Return of
                -----------         ---------------------------
                                       0%         6%        12%
                                       --         --        ---
                     1             $   882    $   942    $ 1,002
                     2               1,742      1,917      2,099
                     3               2,579      2,923      3,297
                     4               3,391      3,962      4,606
                     5               4,177      5,033      6,036
                     6               4,937      6,135      7,598
                     7               5,668      7,268      9,303
                     8               6,369      8,433     11,164
                     9               7,043      9,630     13,199
                    10               7,689     10,863     15,426
                    15              10,471     17,552     30,147

For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

--------------------------------------------------------------------------------
It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MML Bay State or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                      A8

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

The Bylaws of MML Bay State provide for indemnification of directors and officers as follows:

MML Bay State directors and officers are indemnified under its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MML Bay State pursuant to the foregoing provisions, or otherwise, MML Bay State has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MML Bay State of expenses incurred or paid by a director, officer or controlling person of MML Bay State in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MML Bay State will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                  REPRESENTATION UNDER SECTION 26(e)(2)(A) OF

                      THE INVESTMENT COMPANY ACT OF 1940

MML Bay State Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MML Bay State Life Insurance Company.

                  CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 3

This Post-Effective Amendment is comprised of the following documents:

      The Facing Sheet.

      The Prospectus consisting of 63 pages.

      The Undertaking to File Reports.

      The Signatures.

      Written Consents of the Following Persons:

      1.   Coopers & Lybrand L.L.P., independent accountants.

      2.   Counsel opining as to the legality of securities being registered.

      3. Opinion opining as to actuarial matters contained in the registration statement by Craig Waddington, Vice President & Actuary.

The following Exhibits:

      99. The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

           A.  1.   Resolution of Board of Directors of MML Bay State
                    establishing the Separate Account./1/

               2.   Not applicable.

               3.   Form of Distribution Agreements:

                    a.1. Form of Distribution Servicing Agreement between MML Distributors, LLC and MML Bay State./2/

                    a.2. Form of Co-Underwriting Agreement between MML Investors Services, Inc. and MML Bay State./2/

                    b.     Not applicable.

                    c.     Not applicable.

               4.   Not applicable.

               5.   Form of Flexible Premium Variable Whole Life Insurance
                    Policy.

           6.  a.   Certificate of Incorporation of MML Bay State./1/

               b.   By-Laws of MML Bay State./1/

           7.  Not applicable.

           8. Participation Agreement between Oppenheimer Variable Account Funds (OVAF) and MML Bay State./3/

           9.  Not applicable.

           10. Form of Application for a Flexible Premium Variable Whole Life insurance policy./4/

           11. Memorandum describing MML Bay State's issuance, transfer, and redemption procedures for the Policy./5/

      B. Opinion and Consent of Counsel as to the legality of the securities being registered.

      C.   Consent of Coopers & Lybrand L.L.P.

      D. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

      E.   Not applicable.

      F. Opinion and consent of Craig Waddington as to actuarial matters pertaining to the securities being registered.

      G.   Powers of Attorney./6/

/1/ Incorporated by reference to post-effective Amendment No. 10 to Registration Statement File No. 33-19605 as an exhibit filed with the Commission effective May 1, 1998.
/2/ Incorporated by reference to post-effective Amendment No. 1 to this Registration Statement filed with the Commission on May 1, 1996.
/3/ Incorporated by reference to Registration Statement File No. 333-22557 as an exhibit filed with the Commission on February 28, 1997.
/4/ Incorporated by reference to Initial Registration Statement File No. 333-49457 as an exhibit filed with the Commission on April 6, 1998.
/5/ Incorporated by reference to post-effective Amendment No. 3 to Registration Statement No. 33-89798 as an exhibit filed with the Commission effective May 1, 1998.
/6/ Incorporated by reference to post-effective Amendment No. 4 to Registration Statement No. 33-79750 as an exhibit filed with the Commission effective May 1, 1998.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has caused this Post-Effective Amendment No. 3 to Registration Statement No. 33-82060 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 21st day of April, 1998.

       MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

       MML BAY STATE LIFE INSURANCE COMPANY
       (Depositor)

       By: /s/ Lawrence V. Burkett, Jr.*
          ------------------------------------------------------------
       Lawrence V. Burkett, Jr., President and Chief Executive Officer MML Bay State Life Insurance Company

/s/ Richard M. Howe      On April 21, 1998, as Attorney-in-Fact pursuant to
---------------------    powers of attorney incorporated by reference.
* Richard M. Howe

As required by the Securities Act of 1933, this Post-Effective Amendment No. 3 to Registration Statement No. 33-82060 has been signed by the following persons in the capacities and on the duties indicated.


   Signature                                 Title                                      Date
/s/ Lawrence V. Burkett, Jr*            Director, President and Chief                   April 3, 1998
----------------------------            Executive Officer
Lawrence V. Burkett, Jr.

/s/ Edward M. Kline*                    Treasurer (Principal Financial Officer)         April 3, 1998
--------------------
Edward M. Kline

/s/ John Miller, Jr*                    Second Vice President and Comptroller           April 3, 1998
--------------------                    (Principal Accounting Officer)
John Miller, Jr

/s/ Paul D. Adornato*                   Director                                        April 3, 1998
---------------------
Paul D. Adornato

/s/ John B. Davies*                     Director                                        April 3, 1998
-------------------
John B. Davies

/s/ Anne Melissa Dowling*               Director                                        April 3, 1998
-------------------------
Anne Melissa Dowling

/s/ Maureen R. Ford*                    Director                                        April 3, 1998
--------------------
Maureen R. Ford

/s/ Isadore Jermyn*                     Director                                        April 3, 1998
-------------------
Isadore Jermyn

/s/ Stuart H. Reese*                    Director                                        April 3, 1998
--------------------
Stuart H. Reese

/s/ Richard M. Howe                     On April 3, 1998, as Attorney-in-Fact
-------------------                     pursuant to powers of attorney.
* Richard M. Howe

                   REPRESENTATION BY REGISTRANT'S COUNSEL
                   --------------------------------------

As counsel to the Registrant, I, Richard M. Howe, have reviewed this Post-Effective Amendment No. 3 to Registration Statement No. 33-82060, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

                              /s/ Richard M. Howe
                              -------------------
                              Richard M. Howe
                              Second Vice President & Assoc. General Counsel Massachusetts Mutual Life Insurance Company

                                 EXHIBIT LIST

99.A.5       Form of Flexible Premium Variable Whole Life Insurance Policy.

99.B.        Opinion and Consent of Richard M. Howe

99.C.        Consent of Coopers & Lybrand, L.L.P.

99.F.        Opinion and Consent of Craig Waddington